-------------------------------

                              Founders Funds, Inc.

                                   PROSPECTUS

                                  MAY 1, 1999

                    ---------------------------------------------

                             AGGRESSIVE GROWTH FUNDS
                             Founders Passport Fund
                             Founders Discovery Fund
                             Founders Frontier Fund
                             Founders Mid-Cap Growth Fund


                             GROWTH FUNDS
                             Founders International Equity Fund
                             Founders Worldwide Growth Fund
                             Founders Growth Fund

                             GROWTH-AND-INCOME FUNDS
                             Founders Growth and Income Fund
                             Founders Balanced Fund

                             FIXED-INCOME FUND
                             Founders Government Securities Fund

                             MONEY MARKET FUND
                             Founders Money Market Fund
                    ---------------------------------------------

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether the information in this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                             FOUNDERS FUNDS (LOGO)

TABLE OF CONTENTS
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A SUMMARY OF THE FOUNDERS FUNDS....          4
    Welcome........................          4
    An Overview of the Funds.......          4
    Fund by Fund Summaries.........          5
       Founders Passport Fund......          6
       Founders Discovery Fund.....          8
       Founders Frontier Fund......         10
       Founders Mid-Cap Growth
         Fund......................         12
       Founders International
         Equity Fund...............         14
       Founders Worldwide Growth
         Fund......................         16
       Founders Growth Fund........         18
       Founders Growth and Income
         Fund......................         20
       Founders Balanced Fund......         22
       Founders Government
         Securities Fund...........         24
       Founders Money Market
         Fund......................         26
FEES AND EXPENSES OF THE FUNDS.....         28
MORE INFORMATION ABOUT INVESTMENT
  OBJECTIVES, STRATEGIES, AND
  RISKS............................         30
    Other Portfolio Investments and
       Strategies..................         32
       Fixed-Income Securities.....         32
       ADRs........................         32
       Securities That Are Not
         Readily Marketable........         32
       Hedging and Derivative
         Instruments...............         33
       Temporary Defensive
         Investments...............         33
       Portfolio Turnover..........         34
       Investment Restrictions.....         34
       The Income Funds' Foreign
         Investments...............         34

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    More about Risk................         35
HOW THE FUNDS ARE MANAGED..........         37
    The Manager....................         37
    Founders' Investment Management
       Team........................         37
HOW TO BUY AND SELL SHARES.........         40
    Calculating Share Price........         40
    Investing in the Founders
       Funds.......................         41
    Opening Your Account...........         41
    Retirement Accounts............         41
    Minimum Initial Investments....         43
    Minimum Additional
       Investments.................         43
CONDUCTING BUSINESS WITH
  FOUNDERS.........................         44
    Selling Shares of Founders
       Funds.......................         48
    Buying or Selling Shares
       through a Broker............         48
    Signature Guarantee............         48
    Redemption Proceeds............         49
    Overall Policies Regarding
       Transactions................         49
    For More Information on Your
       Account.....................         52
    Establishing Additional
       Services....................         52
DIVIDENDS AND DISTRIBUTIONS........         54
TAXES..............................         55
DISTRIBUTION (12B-1) PLANS.........         56
SHAREHOLDER AND TRANSFER AGENCY
  SERVICES.........................         57
BROKERAGE ALLOCATION...............         57
FINANCIAL HIGHLIGHTS...............         58
    Understanding Financial
       Highlights..................         70

A SUMMARY OF THE FOUNDERS FUNDS
-------------------------------------------------------------------------------

WELCOME

Founders Asset Management LLC ("Founders") manages the 11 no-load Founders Funds. For easier reading, Founders will be referred to as "we," "us," or "our" throughout this Prospectus.

AN OVERVIEW OF THE FUNDS


We manage the Funds using a "growth style" of investing. We use a bottom-up approach to build equity portfolios, searching for companies whose fundamental strengths give them the potential to provide superior earnings growth over time. When a company's fundamentals are strong, we believe earnings growth will follow. Using this disciplined approach, we look for companies having some or all of the following characteristics:

   o  growth that is faster than a company's peers

   o growth that is faster than the market as a whole and sustainable over the long term

   o  strong management

   o  leading market positions and growing brand identities

   o  financial, marketing, and operating strength

    We go beyond Wall Street analysis and perform our own intense in-house research to determine whether companies meet our growth criteria. We often meet company management teams and other key staff face-to-face, talk to suppliers, customers and competitors, and tour corporate facilities and manufacturing plants to get a complete picture of the company before we invest.


FOUNDERS' AGGRESSIVE GROWTH FUNDS


The aggressive growth funds generally invest in faster-growing and more volatile stocks. They may be suitable for your investment plan if you have a long time horizon and are comfortable with short-term volatility.


   o  Founders Passport Fund
   o  Founders Discovery Fund
   o  Founders Frontier Fund
   o  Founders Mid-Cap Growth Fund

FOUNDERS' GROWTH FUNDS

Investors may use growth funds to form the core of their long-term investment plan because they may be less volatile over time than aggressive growth funds, while still maintaining the potential for growth. Growth funds may be suitable for your investment plan if you have a long time horizon.

   o  Founders International Equity Fund
   o  Founders Worldwide Growth Fund
   o  Founders Growth Fund

FOUNDERS' GROWTH-AND-INCOME FUNDS

These funds invest in growth sectors of the market, in companies that tend to be larger and more established, and that may pay dividends. For these reasons, growth-and-income funds present less risk than aggressive growth or pure growth funds.

   o  Founders Growth and
      Income Fund
   o  Founders Balanced Fund

FOUNDERS' INCOME FUNDS

These funds are the lowest-risk funds offered by Founders. They may be suitable for you if you have a short-term investment horizon, desire more safety and liquidity than may be available with equity funds, seek a modest level of income, or consider yourself a "saver" rather than an investor.

   o  Founders Government
      Securities Fund
   o  Founders Money Market Fund

FUND BY FUND SUMMARIES

The following descriptions provide an overview of each Fund's investment objective and principal investment strategies, list the main risks of investing in the Funds, and show historical investment performance. More detailed information about the Funds' investment strategies and associated risks begins on page 30. Please keep in mind that no Fund can guarantee that it will meet its investment objective and that, as with any investment, you can lose money by investing in the Funds.

    Below each Fund's description are:

   o a bar chart that shows how the investment returns of that Fund have varied in the past 10 years, or in the years since the Fund began if it is less than 10 years old

   o the highest and lowest quarterly Fund return for the past 10 years or since the Fund's inception if it is less than 10 years old, to indicate the Fund's historical short-term volatility

   o a table that shows how that Fund's average annual returns compare to returns of a broad-based index

    The comparative indexes included with each Fund's performance are included to provide a basis for comparing a Fund's performance against a specific securities market index and/or its peer group. Each index shown accounts for both change in security price and reinvestment of dividends. The Lipper Balanced Fund Index reflects the expenses of managing the mutual funds included in the index. The other indexes are unmanaged groups of securities that do not reflect the costs of managing a mutual fund. An investor may not invest directly in these indexes.

    An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    A Fund's Morningstar category is subject to change.

             FOUNDERS PASSPORT FUND
             -------------------------------------------------------------------

             TICKER SYMBOL: FPSSX  MORNINGSTAR CATEGORY: Foreign Stock

INVESTMENT OBJECTIVE
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Founders Passport Fund seeks aggressive growth through investments in equity securities of companies outside the United States with market capitalizations or annual revenues of $1 billion or less. Passport Fund mainly invests in securities issued by foreign companies based in both developed and emerging economies overseas. At least 65% of the Fund's total assets normally will be invested in foreign securities from a minimum of three countries. The Fund may invest in larger foreign companies or in U.S.-based companies if, in our opinion, they represent better prospects for capital appreciation.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are small company risk, foreign investment risk, including foreign currency exchange rate fluctuations, and emerging markets risk.

o SMALL COMPANY RISK. While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve substantially greater risks of loss and price fluctuations. Small companies may be in the early stages of development; have limited product lines, markets or


-------------------------------------------------------------------------------
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
                      Bar Chart: Year-by-Year Total Return

1989    1990    1991    1992    1993    1994    1995     1996     1997     1998
----    ----    ----    ----    ----    ----    ----     ----     ----     ----
                                      -10.40%   24.39%   20.05%   1.70%   12.50%



BEST QUARTER: Q1 1998 14.30%                      WORST QUARTER: Q3 1998 -19.32%
-------------------------------------------------------------------------------
financial resources; and may lack management depth. These companies may be more impacted by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. As a result, investments in small companies involve greater risk than large and more established companies. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potential unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

o CURRENCY EXCHANGE RISK. Since Passport Fund's assets are invested primarily in foreign securities, and since substantially all of the Fund's revenues are received in foreign currencies, the Fund's net asset value will be affected by changes in currency exchange rates to a greater extent than most of the other Funds. The Fund will pay dividends in dollars and will incur currency conversion costs.

o EMERGING MARKETS RISK. A country that is in the initial stages of its industrial cycle is considered to be an emerging markets country. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located in such a country may be more volatile, less liquid and more uncertain.

-------------------------------------------------------------------------------
                   Average Annual Total Return as of 12/31/98

                          1 Year         5 Years        List of Fund*
--------------------------------------------------------------------------------
PASSPORT FUND              12.50%         8.89%            9.77%
MORGAN STANLEY CAPITAL     18.77%         9.19%           10.50%
INTERNATIONAL WORLD EX.
U.S. INDEX

*INCEPTION DATE 11/16/93
-------------------------------------------------------------------------------
THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX. U.S. INDEX IS AN AVERAGE OF THE PERFORMANCE OF SELECTED SECURITIES LISTED ON THE STOCK EXCHANGES OF EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE LIFE OF FUND PERFORMANCE DATA FOR THE INDEX IS FROM NOVEMBER 30, 1993 THROUGH DECEMBER 31, 1998.

             FOUNDERS DISCOVERY FUND
             -------------------------------------------------------------------

             TICKER SYMBOL: FDISX  MORNINGSTAR CATEGORY: Small Growth

INVESTMENT OBJECTIVE
Capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Founders Discovery Fund seeks to apply Founders' growth style by targeting small and relatively unknown companies with high growth potential. Discovery Fund will normally invest at least 65% of its total assets in common stocks of small, rapidly growing U.S.-based companies with market capitalizations or annual revenues between $10 million and $1.5 billion. Typically, these companies are not listed on a national securities exchange, but trade on the over-the-counter market. The Fund also may invest in larger companies if, in our opinion, they represent better prospects for capital appreciation. Although the Fund normally will invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are the risks associated with investing in small companies.

-------------------------------------------------------------------------------
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
                      Bar Chart: Year-by-Year Total Return

1989    1990    1991    1992    1993    1994    1995     1996     1997     1998
----    ----    ----    ----    ----    ----    ----     ----     ----     ----
       13.20%  62.50%  15.20%  10.80%  -7.80%  31.30%   21.20%   12.00%   14.19%



BEST QUARTER: Q4 1998 36.55%                      WORST QUARTER: Q3 1998 -22.73%
-------------------------------------------------------------------------------

o SMALL COMPANY RISK. While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve substantially greater risks of loss and price fluctuations. Small companies may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more impacted by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods

           DEFINITION OF TERMS

           MARKET CAPITALIZATION is the value of a
           corporation calculated by multiplying the number of its outstanding shares of common stock by the current market price of a share.
           Founders considers SMALL-CAP companies to be those companies with market capitalizations of $1.5 billion or less.

    of market volatility. As a result, investments in small companies involve greater risk than large and more established companies. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

-------------------------------------------------------------------------------
                 Average Annual Total Return as of 12/31/98

                           1 Year         5 Years          List of Fund*
--------------------------------------------------------------------------------
DISCOVERY FUND              14.19%         13.42%            17.91%
RUSSELL 2000 INDEX          -2.55%         11.87%            12.50%

*INCEPTION DATE 12/31/89
-------------------------------------------------------------------------------

THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED UNMANAGED SMALL-CAP INDEX COMPRISING COMMON STOCKS OF THE 2,000 U.S. PUBLIC COMPANIES NEXT IN SIZE AFTER THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES.

             FOUNDERS FRONTIER FUND
             -------------------------------------------------------------------

             TICKER SYMBOL: FOUNX  MORNINGSTAR CATEGORY: Mid-Cap Growth

INVESTMENT OBJECTIVE
Capital appreciation


PRINCIPAL INVESTMENT STRATEGY
Founders Frontier Fund pursues its investment objective by taking an aggressive approach to look for small companies with improving profits, increasing market share, and a commitment to innovation. Frontier Fund will normally invest at least 65% of its total assets in common stocks of U.S. and foreign companies with market capitalizations or annual revenues between $200 million and $1.5 billion. Often, these companies are not listed on a national securities exchange but trade on the over-the-counter market.

    While the Fund normally will be at least 50% invested in U.S. companies, and will have no more than 25% of its total assets invested in any one foreign country, it also has the flexibility to be completely invested in U.S. or foreign securities, depending on investment opportunities. The Fund also may invest in large companies if, in our opinion, they represent better prospects for capital appreciation.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are the risks associated with investing in small companies.

o SMALL COMPANY RISK. While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also

-------------------------------------------------------------------------------


The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
                      Bar Chart: Year-by-Year Total Return

1989    1990    1991    1992    1993    1994    1995     1996     1997     1998
----    ----    ----    ----    ----    ----    ----     ----     ----     ----
44.30%  -7.50%  49.30%   8.90%  16.50%  -2.80%  37.00%   14.34%   6.20%    5.43%



BEST QUARTER: Q1 1991 26.32%                      WORST QUARTER: Q3 1998 -21.63%

-------------------------------------------------------------------------------
involve greater risks of loss and price fluctuations. Small companies may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more impacted by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. As a result, investments in small companies involve greater risk than large and more established companies. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.


MERGER OF FOUNDERS FRONTIER FUND INTO FOUNDERS DISCOVERY FUND
The Founders Funds' Board of Directors has approved a merger of Frontier Fund into Discovery Fund, subject to shareholder approval (the "Merger Plan"). The Merger Plan provides for the transfer of all assets and liabilities of Frontier Fund to Discovery Fund, and the distribution of Discovery Fund shares to Frontier Fund shareholders. The Frontier Fund would then cease to exist. The end result would be that Frontier Fund shareholders would become Discovery Fund shareholders, holding shares of equivalent value to the Frontier Fund shares held by them immediately prior to the merger. The Funds will obtain an opinion of counsel that the merger will constitute a tax-free reorganization for federal income tax purposes.
    It is currently expected that Frontier Fund shareholders will be asked to approve the Merger Plan at a special meeting of shareholders to be held in or about August 1999. A proxy statement will be mailed to Frontier Fund shareholders before the meeting. If the Merger Plan is approved, the merger will become effective in or about August 1999.


-------------------------------------------------------------------------------
                 Average Annual Total Return as of 12/31/98

                          1 Year         5 Years         10 Years
--------------------------------------------------------------------------------
FRONTIER FUND*             5.43%         11.26%            15.75%

RUSSELL 2000 INDEX        -2.55%         11.87%            12.92%


*INCEPTION DATE 1/22/87

-------------------------------------------------------------------------------


THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED UNMANAGED SMALL-CAP INDEX COMPRISING COMMON STOCKS OF THE 2,000 U.S. PUBLIC COMPANIES NEXT IN SIZE AFTER THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES.

                 FOUNDERS MID-CAP GROWTH FUND
                 ---------------------------------------------------------------

                 TICKER SYMBOL: FRSPX MORNINGSTAR CATEGORY: Mid-Cap Growth

INVESTMENT OBJECTIVE
Capital appreciation


PRINCIPAL INVESTMENT STRATEGY
Founders Mid-Cap Growth Fund emphasizes investments in equity securities of medium-sized companies that we believe have favorable growth prospects. Mid-Cap Growth Fund will normally invest at least 65% of its total assets in equity securities of companies having a market capitalization within the capitalization range of companies comprising the Standard & Poor's MidCap 400 Index. The Fund also may invest in larger or smaller companies if, in our opinion, they represent better prospects for capital appreciation. The Fund may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.

    The Fund may use derivative instruments to seek to reduce the risks of market fluctuations that may affect the value of the securities the Fund holds or may buy in the future. The Fund may invest in options, futures contracts, and forward contracts. If these practices are used by the Fund, they would be used for hedging purposes, rather than for speculative purposes.


MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are the risks of investing in medium-


-------------------------------------------------------------------------------


The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.


----------------------------------------------------------------------------------------
                      Bar Chart: Year-by-Year Total Return

  1989     1990    1991    1992     1993    1994     1995     1996    1997      1998
  ----     ----    ----    ----     ----    ----     ----     ----    ----      ----

 39.20%  -10.40%  63.70%   8.30%   16.00%  -4.90%   25.70%   15.33%   16.40%   -1.73%



BEST QUARTER: Q1 1991 28.83%                              WORST QUARTER: Q3 1998 -29.87%
----------------------------------------------------------------------------------------

sized companies, and to a lesser extent small-sized companies, and the risks associated with using hedging techniques and derivatives.


o SMALL- AND MEDIUM-SIZED COMPANY RISK. While small- and medium-sized companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve greater risks of loss and price fluctuations. Small companies, and to an extent medium-sized companies, may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more impacted by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile. This means that the Fund


           DEFINITION OF TERMS
           We generally consider MEDIUM-SIZED
           COMPANIES to be companies that have market capitalizations between $1.5 billion and $8 billion. This range may, however, fluctuate depending on changes in the value of the stock market as a whole.

    could have greater difficulty selling a security of a small- or medium-sized issuer at an acceptable price, especially in periods of market volatility. As a result, investments in small- and medium-sized companies involve greater risk than large and more established companies. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small- or medium-sized company, if it realizes any gain at all.


o HEDGING AND DERIVATIVES. The Fund may use derivatives to try to hedge investment risk. The Fund has policies and limits on the use of derivatives. However, using derivatives can cause the Fund to lose money on its investments and/or increase the volatility of its share price. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the Fund invests. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Fund may not achieve the desired benefits of these instruments, or may realize losses and be in a worse position than if the instruments had not been used.


FOUNDERS MID-CAP GROWTH FUND WAS FORMERLY KNOWN AS FOUNDERS SPECIAL FUND.

-------------------------------------------------------------------------------
                 Average Annual Total Return as of 12/31/98

                           1 Year         5 Years          10 Years
--------------------------------------------------------------------------------
MID-CAP GROWTH FUND*       -1.73%          9.54%             15.00%
S&P MIDCAP 400 INDEX       19.11%         18.84%             19.29%

*INCEPTION DATE 9/18/61

-------------------------------------------------------------------------------


THE STANDARD & POOR'S (S&P) MIDCAP 400 INDEX IS AN UNMANAGED GROUP OF 400 DOMESTIC STOCKS CHOSEN FOR THEIR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATIONS.

             FOUNDERS INTERNATIONAL EQUITY FUND
             -------------------------------------------------------------------

             TICKER SYMBOL: FOIEX  MORNINGSTAR CATEGORY: Foreign Stock

INVESTMENT OBJECTIVE
Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGY
Founders International Equity Fund normally invests at least 65% of its total assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. The Fund will not invest more than 50% of its assets in the securities of any one foreign country. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are foreign investment risks, including foreign currency exchange rate fluctuations, and emerging markets risk.

-------------------------------------------------------------------------------


The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
                      Bar Chart: Year-by-Year Total Return

1989    1990    1991    1992    1993    1994    1995     1996     1997     1998
----    ----    ----    ----    ----    ----    ----     ----     ----     ----
                                                         18.60%  16.10%   17.01%



BEST QUARTER: Q1 1998 14.69%                      WORST QUARTER: Q3 1998 -14.58%

-------------------------------------------------------------------------------

o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potential unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

o CURRENCY EXCHANGE RISK. Since International Equity Fund's assets are invested primarily in foreign securities, and since substantially all of the Fund's revenues are received in foreign currencies, the Fund's net asset value will be affected by changes in currency exchange rates to a greater


           DEFINITION OF TERMS

           FOREIGN SECURITIES refers to securities
           of issuers, wherever organized, that
           have their principal business activities outside of the United States. We consider whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or whether the issuer's principal stock exchange listing is outside of the United States.

    extent than most of the other Funds. The Fund will pay dividends in dollars and will incur currency conversion costs.

o EMERGING MARKETS RISK. A country that is in the initial stages of its industrial cycle is considered to be an emerging markets country. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may be more volatile, less liquid and more uncertain.

--------------------------------------------------------------------------------
                 Average Annual Total Return as of 12/31/98


                                       1 Year               List of Fund*
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY  FUND             17.01%                 17.18%
MORGAN STANELY CAPITAL
INTERNATIONAL WORLD EX. U.S. INDEX     18.77%                  9.06%


*INCEPTION DATE 12/29/95

-------------------------------------------------------------------------------

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX EX. U.S. IS AN AVERAGE OF THE PERFORMANCE OF SELECTED SECURITIES LISTED ON THE STOCK EXCHANGES OF EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE LIFE OF FUND PERFORMANCE DATA FOR THE INDEX IS FROM DECEMBER 31, 1995 THROUGH DECEMBER 31, 1998.

             FOUNDERS WORLDWIDE GROWTH FUND
             -------------------------------------------------------------------

             TICKER SYMBOL: FWWGX  MORNINGSTAR CATEGORY: World Stock

INVESTMENT OBJECTIVE
Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGY
Founders Worldwide Growth Fund, a global fund, normally invests at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country, as well as in the United States, emphasizing common stocks of both emerging and established growth companies that generally have proven performance records and strong market positions. The Fund's portfolio will always invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are foreign investment risks, including foreign currency exchange rate fluctuations, and emerging markets risk.

--------------------------------------------------------------------------------


The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------
                      Bar Chart: Year-by-Year Total Return

1989    1990    1991    1992    1993    1994    1995     1996     1997     1998
----    ----    ----    ----    ----    ----    ----     ----     ----     ----
        6.70%   34.80%  1.50%  29.90%  -2.20%   20.63%   13.95%   10.60%   9.63%



BEST QUARTER: Q4 1993 15.28%                       WORST QUARTER: Q3 1998-16.75%

--------------------------------------------------------------------------------

o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potential unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

o CURRENCY EXCHANGE RISK. Since Worldwide Growth Fund's assets are invested primarily in foreign securities, and since substantially all of the Fund's revenues are received in foreign currencies, the Fund's net


           DEFINITION OF TERMS

           A GLOBAL FUND is a type of mutual
           fund that may invest in securities
           traded anywhere in the world,
           including the United States.

    asset value will be affected by changes in currency exchange rates to a greater extent than most of the other Funds. The Fund will pay dividends in dollars and will incur currency conversion costs.

o EMERGING MARKETS RISK. A country that is in the initial stages of its industrial cycle is considered to be an emerging markets country. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may be more volatile, less liquid and more uncertain.

--------------------------------------------------------------------------------
                 Average Annual Total Return as of 12/31/98

                           1 Year         5 Years          List of Fund*
--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND      9.63%          10.26%              13.36%
MORGAN STANLEY CAPITAL    24.33%          15.68%              10.00%
INTERNATIONAL WORLD INDEX

*INCEPTION DATE 12/31/89

-------------------------------------------------------------------------------

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX IS AN AVERAGE OF THE PERFORMANCE OF SELECTED SECURITIES LISTED ON THE STOCK EXCHANGES OF THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST.

             FOUNDERS GROWTH FUND
             -------------------------------------------------------------------

             TICKER SYMBOL: FRGRX  MORNINGSTAR CATEGORY: Large Growth

INVESTMENT OBJECTIVE
Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGY
Founders Growth Fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country.


MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are stock market risk and investment style risk.


-------------------------------------------------------------------------------


The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
                      Bar Chart: Year-by-Year Total Return

1989    1990    1991    1992    1993    1994    1995     1996     1997     1998
----    ----    ----    ----    ----    ----    ----     ----     ----     ----
41.70% -10.60% 47.40%   4.30%  25.50%  -3.40%  45.59%   16.57%   26.60%   25.04%



BEST QUARTER: Q4 1998 21.11%                      WORST QUARTER: Q3 1990 -14.83%

-------------------------------------------------------------------------------

o STOCK MARKET RISK. The value of the stocks and other securities owned by Growth Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, if our assessment of a company's potential to increase earnings faster than the rest of the market is not correct, the securities in the portfolio may not increase in value, and could even decrease in value.

o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. If the market is not


           DEFINITION OF TERMS

           We generally considerLARGE COMPANIES to be companies that have market capitalizations of more than $8 billion. This range may, however, fluctuate depending on changes in the value of the stock market as a whole.

    favoring the Fund's growth style of investing, the Fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

--------------------------------------------------------------------------------
                 Average Annual Total Return as of 12/31/98

                           1 Year         5 Years          10 Years
--------------------------------------------------------------------------------
GROWTH FUND*               25.03%          21.02%            20.30%
S&P 500 INDEX              28.57%          24.05%            19.19%

*INCEPTION DATE 1/5/62

-------------------------------------------------------------------------------


THE STANDARD & POOR'S (S&P) 500 INDEX IS A WIDELY RECOGNIZED UNMANAGED INDEX OF 500 COMMON STOCKS.

             FOUNDERS GROWTH AND INCOME FUND
             -------------------------------------------------------------------

             TICKER SYMBOL: FRMUX  MORNINGSTAR CATEGORY: Large Blend

INVESTMENT OBJECTIVE
Long-term growth of capital and income

PRINCIPAL INVESTMENT STRATEGY
Founders Growth and Income Fund, a large-company fund, primarily invests in common stocks of large, well-established, stable and mature companies of great financial strength, commonly known as "blue chip" companies. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products, and services. The Fund normally invests at least 65% of its total assets in "blue chip" stocks that:


o are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average or the Standard & Poor's 500 Index
o   generally pay regular dividends
o   have a market capitalization of at least $1 billion


    The Fund may invest in non-dividend-paying companies if, in our opinion, they offer better prospects for capital appreciation. The Fund may also invest up to 30% of its total assets in foreign securities.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are stock market risk and investment style risk.

-------------------------------------------------------------------------------


The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
                      Bar Chart: Year-by-Year Total Return

1989    1990    1991    1992    1993    1994    1995     1996     1997     1998
----    ----    ----    ----    ----    ----    ----     ----     ----     ----
35.60%  0.40%  28.30%  -0.30%  14.50%   0.50%  29.06%   24.37%   19.40%   17.78%



BEST QUARTER: Q1 1991 12.68%                       WORST QUARTER: Q3 1990-11.26%

-------------------------------------------------------------------------------

o STOCK MARKET RISK. The value of the stocks and other securities owned by Growth and Income Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, if our assessment of a company's potential to increase earnings faster than the rest of the market is not correct, the securities in the portfolio may not increase in value, and could even decrease in value.


           DEFINITION OF TERMS

           DIVIDEND is a payment of stock or cash from a company's profits to its stockholders.

o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the Fund's growth style of investing, the Fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.


FOUNDERS GROWTH AND INCOME FUND WAS FORMERLY KNOWN AS FOUNDERS BLUE CHIP FUND.


-------------------------------------------------------------------------------
                 Average Annual Total Return as of 12/31/98

                           1 Year         5 Years          10 Years
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND*    17.78%         17.81%             16.31%
S&P 500 INDEX              28.57%         24.05%             19.19%

*INCEPTION DATE 7/15/38

-------------------------------------------------------------------------------


THE STANDARD & POOR'S (S&P) 500 INDEX IS A WIDELY RECOGNIZED UNMANAGED INDEX OF 500 COMMON STOCKS.

             FOUNDERS BALANCED FUND
             -------------------------------------------------------------------

             TICKER SYMBOL: FRINX MORNINGSTAR CATEGORY: Domestic Hybrid

INVESTMENT OBJECTIVE
Current income and capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Founders Balanced Fund normally invests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations.

o For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if, in our opinion, they offer better prospects for capital appreciation. Normally, the Fund will invest a significant percentage (up to 75%) of its total assets in equity securities.
o The Fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P"). There is no maximum limit on the amount of straight debt securities in which the Fund may invest, and the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes.
o The Fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.

-------------------------------------------------------------------------------


The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
                      Bar Chart: Year-by-Year Total Return

1989    1990    1991    1992    1993    1994    1995     1996     1997     1998
----    ----    ----    ----    ----    ----    ----     ----     ----     ----
25.30%  -5.00%  22.90%  6.00%  21.90%  -1.90%  29.40%   18.76%   16.90%   13.96%



BEST QUARTER: Q2 1997 10.06%                       WORST QUARTER: Q3 1990 -7.33%

-------------------------------------------------------------------------------

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are stock market risk, interest rate risk, credit risk, and foreign investment risk.

o STOCK MARKET RISK. The value of the stocks and other securities owned by Balanced Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, if our assessment of a company's potential to increase earnings faster than the rest of the market is not correct, the securities in the portfolio may not increase in value, and could even decrease in value. o INTEREST RATE RISK. When interest rates change, the value of the fixed-income portion of the Fund will be affected. An increase in interest rates


           DEFINITION OF TERMS

           DEBT SECURITY is a security representing money borrowed that must be repaid to the lender at a future date. Bonds, notes, bills, and money market instruments are all debt securities.

    tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

o CREDIT RISK. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.
o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potential unstable political and economic structures, reduced availability of public information and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

-------------------------------------------------------------------------------
                 Average Annual Total Return as of 12/31/98

                            1 Year         5 Years          10 Years
--------------------------------------------------------------------------------
BALANCED FUND*              13.96%         14.96%            14.26%
S&P 500 INDEX               28.57%         24.05%            19.19%
LIPPER BALANCED FUND INDEX  15.09%         13.87%            13.32%

*INCEPTION DATE 2/29/63

-------------------------------------------------------------------------------


THE STANDARD & POOR'S (S&P) 500 INDEX IS A WIDELY RECOGNIZED UNMANAGED INDEX OF 500 COMMON STOCKS. THE LIPPER BALANCED FUND INDEX IS AN AVERAGE OF THE PERFORMANCE OF THE 30 LARGEST BALANCED FUNDS TRACKED BY LIPPER ANALYTICAL SERVICES.

             FOUNDERS GOVERNMENT SECURITIES FUND
             -------------------------------------------------------------------

             TICKER SYMBOL: FGVSXMORNINGSTAR CATEGORY: Intermediate Government

INVESTMENT OBJECTIVE
Current income

PRINCIPAL INVESTMENT STRATEGY
Founders Government Securities Fund normally invests at least 65% of its total assets in obligations of the U.S. government. These include Treasury bills, notes, and bonds and Government National Mortgage Association (GNMA) pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations of other agencies and instrumentalities of the U.S. government. Additionally, the Fund may invest in securities issued by foreign governments and/or their agencies. However, the Fund will not invest more than 25% of its total assets in the securities of any one foreign country.
    The maturity of the Fund's investments will be long (10 or more years), intermediate (three to 10 years), or short (three years or less). The proportion invested by the Fund in each category can be expected to vary depending upon our evaluation of market patterns and trends.

-------------------------------------------------------------------------------


The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
                      Bar Chart: Year-by-Year Total Return

1989    1990    1991    1992    1993    1994    1995     1996     1997     1998
----    ----    ----    ----    ----    ----    ----     ----     ----     ----
13.30%  4.40%  14.90%   5.30%   9.30%   -7.50%  11.10%   2.34%    7.90%    9.76%



BEST QUARTER: Q2 1989 7.95%                        WORST QUARTER: Q1 1994 -4.40%

-------------------------------------------------------------------------------

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are interest rate risk, credit risk, and prepayment risk.

o INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

o CREDIT RISK. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

o PREPAYMENT RISK is present primarily with mortgage-backed securities. During a period of declining interest rates, home-


           DEFINITION OF TERMS

           BOND is an IOU (debt security) issued by a government or corporation that pays a stated rate of interest and returns the face value on the maturity date.

           MATURITY is the length of time until
           a bond or other debt instrument "matures" or becomes due and payable.

    owners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

-------------------------------------------------------------------------------
                 Average Annual Total Return as of 12/31/98

                                  1 Year         5 Years         10 Years
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND*       9.76%          4.49%             6.90%
LEHMAN BROTHERS U.S. TREASURY    10.03%          7.19%             9.18%
COMPOSITE INDEX

*INCEPTION DATE 3/1/88

-------------------------------------------------------------------------------


THE LEHMAN BROTHERS U.S. TREASURY COMPOSITE INDEX IS COMPOSED OF ALL PUBLIC OBLIGATIONS OF THE U.S. TREASURY, EXCLUDING CERTAIN SECURITIES, THAT HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION.

             FOUNDERS MONEY MARKET FUND
             -------------------------------------------------------------------

             TICKER SYMBOL: FMMXX

INVESTMENT OBJECTIVE
Maximum current income consistent with the preservation of capital and liquidity

PRINCIPAL INVESTMENT STRATEGY
Founders Money Market Fund invests in high-quality money market instruments with minimal credit risks and remaining maturities of 397 calendar days or less including those issued by:

o   Corporate issuers
o   U.S. government and its agencies and instrumentalities
o   U.S. and foreign banks

    Money market funds are subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less.

-------------------------------------------------------------------------------


The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
                      Bar Chart: Year-by-Year Total Return

1989    1990    1991    1992    1993    1994    1995     1996     1997     1998
----    ----    ----    ----    ----    ----    ----     ----     ----     ----
8.10%   7.30%   5.10%   2.80%   2.20%   3.40%   5.10%    4.51%    4.70%    4.67%



BEST QUARTER: Q2 1989 2.19%                         WORST QUARTER: Q2 1993 0.50%

-------------------------------------------------------------------------------

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are interest rate risk, credit risk, and inflation risk.


o INTEREST RATE RISK. When interest rates change, the Fund's yield will be affected. An increase in interest rates tends to increase the Fund's yield, while a decline in interest rates tends to reduce its yield.


o CREDIT RISK. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they become due.

o INFLATION RISK is the risk that your investment will not provide enough income to keep pace with inflation.


           DEFINITION OF TERMS

           MONEY MARKET is the economic market that exists to provide very short-term funding to corporations, municipalities, and the
           U.S. government.

    An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

-------------------------------------------------------------------------------
                 Average Annual Total Return as of 12/31/98

                           1 Year         5 Years           10 Years
--------------------------------------------------------------------------------
MONEY MARKET FUND*         4.67%          4.47%               4.77%

*INCEPTION DATE 6/23/81

-------------------------------------------------------------------------------


FOUNDERS MONEY MARKET FUND'S MOST CURRENT SEVEN-DAY YIELD IS AVAILABLE BY CALLING 1-800-232-8088.

FEES AND EXPENSES OF THE FUNDS
-------------------------------------------------------------------------------
The following table will help you better understand the various costs and expenses you will incur directly or indirectly as an investor in the Funds. The Funds are "no-load" which means we don't charge you any fees to buy, sell, or exchange shares (although a $6 fee will be assessed for wire redemptions). Fund expenses are paid out of Fund assets and are reflected in each Fund's share price and dividend. The following figures show actual expenses during the year ended December 31, 1998, and are calculated as a percentage of average net assets.

                         ANNUAL FUND OPERATING EXPENSES

                                                                                                     TOTAL
                                                                                      TOTAL         ANNUAL
                                                                                     ANNUAL          FUND
                                                                                      FUND         OPERATING
                                                                                    OPERATING      EXPENSES
                                                                       OTHER        EXPENSES         (WITH
                                                                     EXPENSES       (WITHOUT      REIMBURSE-
                                                   DISTRIBUTION      (WITHOUT      REIMBURSE-       MENTS/
                                                   (12B-1) FEES     REIMBURSE-       MENTS/         WAIVERS
                                       MANAGE-        WITHOUT         MENTS/         WAIVERS          OR
              FUND NAME                MENT FEE      WAIVERS1        WAIVERS)2     OR CREDITS)     CREDITS)3
-------------------------------------  --------    -------------    -----------    -----------    -----------
Balanced Fund                          0.57%         0.25%           0.18%          1.00%          0.99%
Discovery Fund                         1.00%         0.25%           0.32%          1.57%          1.55%
Frontier Fund                          1.00%         0.25%           0.40%          1.65%          1.62%
Government Securities Fund             0.65%         0.25%4          0.59%          1.49%          1.25%
Growth Fund                            0.67%         0.25%           0.18%          1.10%          1.08%
Growth and Income Fund                 0.62%         0.25%           0.23%          1.10%          1.08%
International Equity Fund              1.00%         0.25%           0.67%5         1.92%          1.80%
Mid-Cap Growth Fund                    0.77%         0.25%           0.33%          1.35%          1.33%
Money Market Fund                      0.50%           N/A           0.37%          0.87%          0.85%
Passport Fund                          1.00%         0.25%           0.29%          1.54%          1.52%

Worldwide Growth Fund                  0.96%         0.25%           0.27%          1.49%          1.47%


------------

1 LONG-TERM SHAREHOLDERS, MAY, OVER TIME, INDIRECTLY PAY MORE IN 12B-1 FEES THAN
  THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

2 THESE EXPENSES INCLUDE CUSTODIAN, TRANSFER AGENCY AND ACCOUNTING AGENT FEES,
  AND OTHER CUSTOMARY FUND EXPENSES.

3 EXPENSES AFTER WAIVERS AND CREDITS INCLUDE EXPENSE OFFSETS FROM CREDITS EARNED
  ON UNINVESTED CASH HELD OVERNIGHT AT THE CUSTODIAN, AND WAIVERS OF CERTAIN 12B-1 FEES AND OTHER EXPENSES BY FOUNDERS (SEE FOOTNOTES 4 AND 5 BELOW).

4 FOUNDERS HAS WAIVED CERTAIN 12B-1 FEES OF THE GOVERNMENT SECURITIES FUND
  PURSUANT TO A CONTRACTUAL COMMITMENT TO THE FUND. AFTER THE WAIVER, 12B-1 FEES FOR THAT FUND WERE 0.04%. THIS WAIVER WILL EXTEND THROUGH AT LEAST MAY 31, 2000 AND WILL NOT BE TERMINATED WITHOUT THE PRIOR APPROVAL OF THE FUND'S BOARD OF DIRECTORS.

5 FOUNDERS HAS AGREED TO LIMIT THE TOTAL EXPENSES OF THE INTERNATIONAL EQUITY
  FUND PURSUANT TO A CONTRACTUAL COMMITMENT TO THE FUND, SO THAT THE ACTUAL OTHER EXPENSES PAID BY THE FUND DURING THE YEAR ENDED DECEMBER 31, 1998 WERE 0.58% OF AVERAGE NET ASSETS. THIS LIMIT WILL EXTEND THROUGH AT LEAST MAY 31, 2000, AND WILL NOT BE TERMINATED WITHOUT THE PRIOR APPROVAL OF THE FUNDS' BOARD OF DIRECTORS.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

   o you invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of those periods.
   o your investment earns a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs, and the Fund's performance, may be higher or lower based on these assumptions, your costs would be:


              FUND NAME           1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------   ------     -------     -------     --------
Balanced Fund                      $103       $ 320      $  555       $1,229
Discovery Fund                     $161       $ 499      $  861       $1,878
Frontier Fund                      $169       $ 524      $  903       $1,967
Government Securities Fund         $153       $ 474      $  819       $1,789
Growth Fund                        $112       $ 348      $  604       $1,334
Growth and Income Fund             $113       $ 352      $  609       $1,346
International Equity Fund          $197       $ 608      $1,046       $2,259
Mid-Cap Growth Fund                $138       $ 430      $  744       $1,632
Money Market Fund                  $ 89       $ 279      $  484       $1,076
Passport Fund                      $158       $ 490      $  845       $1,845
Worldwide Growth Fund              $152       $ 471      $  813       $1,778

MORE INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS
-------------------------------------------------------------------------------

Each of the Founders Funds seeks to achieve its investment objective through its unique investment strategies. The principal investment strategies and risks of each Fund have been described in the Fund by Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and provides in more detail the risks associated with those strategies. Although we might not always use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The Statement of Additional Information contains more detailed information about the Funds' investment policies and risks.
    Founders offers a wide spectrum of mutual funds covering a range of potential rewards and risks: aggressive growth, growth, international, growth and income, fixed-income, and money market funds.
    The spectrum at right shows our assessment of the potential volatility of the Founders Funds relative to one another and should not be used to compare the Funds to other mutual funds or other types of investments. Each Fund has its own strategy and risk/reward profile, and a Fund's position on the spectrum is subject to change. It is important to read all risk discussions carefully before investing.

                                    Higher Risk/
                              Higher Return Potential

              International Small Cap       Passport Fund
                      Micro/Small Cap       Discovery Fund
                            Small Cap       Frontier Fund
                              Mid Cap       Mid-Cap Growth Fund
                   Core International       International Equity Fund
                        Global Equity       Worldwide Growth Fund
                            Large Cap       Growth Fund
                    Growth and Income       Growth and Income Fund
                             Balanced       Balanced Fund
                         Fixed Income       Government Securities Fund
                         Money Market       Money Market Fund

                                    Lower Risk/
                               Lower Return Potential

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES


Balanced, Discovery, Frontier, International Equity, Growth, Growth and Income, Mid-Cap Growth, Passport, and Worldwide Growth are the Equity Funds. The other two Founders Funds, the Government Securities Fund and the Money Market Fund, are the Income Funds.

FIXED-INCOME SECURITIES. While the Equity Funds generally emphasize investments in equity securities, such as common stocks and preferred stocks, they also may invest in fixed-income securities when we believe that these investments offer opportunities for capital appreciation. Fixed-income securities in which the Equity Funds might invest include bonds, debentures, and other corporate or government obligations. For Balanced Fund, we also consider current income in the selection of these securities.

ADRS. The Equity Funds may invest without limit in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

    ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

SECURITIES THAT ARE NOT READILY MARKETABLE. A security is not "readily marketable" if it cannot be disposed of within seven days in the ordinary course of business for approximately the amount it is valued. We will not invest more than 15% of any Fund's net assets in securities that are not readily marketable. For the Money Market Fund, this limit is 10%.

    A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Certain restricted securities are eligible for resale to qualified institutional purchasers (Rule 144A securities) and may be readily marketable. Rule 144A securities that are readily marketable are not subject to the 15%/10% limits discussed above. We monitor holdings of securities that are not readily marketable on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. However, it is possible that the market for 144A securities can change and it may become difficult to sell these securities, or to sell them at a reasonable price, if institutional purchasers lose interest in the investment.

    Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares under the Securities Act of 1933.


HEDGING AND DERIVATIVE INSTRUMENTS. All of the Funds except the Money Market Fund can enter into futures contracts and forward contracts, and may purchase and/or write (sell) put and call options on securities indexes, futures contracts and foreign currencies. These are sometimes referred to as "derivative" instruments. The Funds do not use derivative instruments for speculative purposes. The Funds have limits on their use and are not required to use them in seeking their investment objectives.


    Some of these strategies may hedge a Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase a Fund's exposure to the securities market. Forward contracts may be used to try to manage foreign currency risks on a Fund's foreign investments. Options trading involves the payment of premiums and has special tax effects on a Fund.


    There are special risks in using particular hedging strategies. Using derivatives can cause a Fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the Funds invest. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, a Fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. A Fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.


    The Funds' investments in derivatives are subject to the Funds' internal Derivatives Policy, which may be changed by the Funds' Board of Directors without shareholder approval.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally would include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The Funds do not have any limitations regarding portfolio turnover. A Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than some other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. The portfolio turnover rates of all the Funds (other than the Money Market Fund) for prior years are found under "Financial Highlights."

INVESTMENT RESTRICTIONS. The investment objective of each Fund is fundamental and may not be changed without a vote of the Fund's shareholders. In addition, certain restrictions set forth in the Statement of Additional Information may not be changed without the approval of the Fund's shareholders. Except for those fundamental restrictions, the strategies and policies used by the Funds in pursuing their objectives may be changed by the Funds' Board of Directors without shareholder approval.

THE INCOME FUNDS' FOREIGN INVESTMENTS. Money Market Fund's foreign investments are limited to dollar-denominated obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions. The Government Securities Fund's foreign investments are limited to securities issued by foreign governments and/or their agencies. Foreign investments of Money Market and Government Securities Funds will be limited primarily to securities of issuers from the major industrialized nations.

MORE ABOUT RISK

Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors.

  o STOCK MARKET RISK. The value of the stocks and other securities owned by the Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.


  o COMPANY RISK. The stocks in the Funds' portfolios may not perform as expected. Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.


  o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

  o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the Funds' growth style of investing, a Fund's gains may not be as big as, or its losses may be bigger than, other funds using different investment styles.

  o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:

      o CURRENCY RISK. Fluctuations in exchange rates of foreign currencies affect the value of a Fund's assets as measured in U.S. dollars and the costs of converting between various currencies.

      o REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, security brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing and financial reporting standards are less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. The Funds may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

      o MARKET RISK. Foreign markets have substantially less volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.

      o POLITICAL RISK. Foreign investments may be subject to the possibility of expropriation or confiscatory taxation; limitations on the removal of funds or other assets of the Fund; and political, economic or social instability.

  o RISK OF FIXED-INCOME INVESTMENTS. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk.

      o INTEREST RATE RISK. When interest rates change, the value of the fixed-income portion of a Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

      o CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

  o YEAR 2000 RISK. The Funds could be adversely affected if the computer systems used by Founders and the Funds' other service providers do not properly process and calculate date-related information on or after January 1, 2000. We are working to avoid Year 2000-related problems in our systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the Funds invest may be adversely affected by Year 2000-related problems. This could have an impact on the value of the Funds' investments and the Funds' share prices.

HOW THE FUNDS ARE MANAGED
-------------------------------------------------------------------------------

THE MANAGER. Founders serves as investment adviser to each of the Funds and is responsible for selecting the Funds' investments and handling their day-to-day business. Founders' corporate offices are located at 2930 East Third Avenue, Denver, Colorado 80206.

    Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a subsidiary of Mellon Bank, N.A. and a member of Dreyfus Investment Services.

    In addition to managing each Fund's investments, Founders also provides certain related administrative services to each Fund. For these investment and administrative services, each Fund pays Founders a management fee. Each Fund's management fee for the last fiscal year was the following percentage of the respective Fund's average daily net assets:

  Balanced Fund                                                      0.57%
  Discovery Fund                                                     1.00%
  Frontier Fund                                                      1.00%
  Government Securities Fund  0.65%
  Growth Fund                                                        0.67%
  Growth and Income Fund                                             0.62%
  International Equity Fund                                          1.00%
  Mid-Cap Growth Fund                                                0.77%
  Money Market Fund                                                  0.50%
  Passport Fund                                                      1.00%
  Worldwide Growth Fund                                              0.96%

FOUNDERS' INVESTMENT MANAGEMENT TEAM. To facilitate day-to-day Fund management, we use a unique lead manager and team system for our Funds. There are three teams, each targeted toward a particular area of the market: small- to mid-capitalization, large-capitalization, and international investments. Each team is composed of several members of our Investment Department, including lead portfolio managers, portfolio traders, and research analysts.

    Each of these individuals brings ideas, information, knowledge, and expertise to the table to help in the management of the Funds. Daily decisions on security selection for each Fund rest with a lead portfolio manager assigned to the Fund. Through participation in the team process, the manager uses the input, research, and advice of the rest of the management team in making purchase and sale decisions.


ROBERT T. AMMANN, VICE PRESIDENT OF INVESTMENTS. Mr. Ammann is a Chartered Financial Analyst who has been lead portfolio manager for Founders Discovery Fund since 1997 and for Founders Frontier Fund since February 1999. Mr. Ammann joined Founders in 1993 as a research analyst, and became a senior research analyst in 1996. Prior to joining Founders, he was a financial statistician for Standard & Poor's CompuStat Services, Inc. A graduate of Colorado State University, Mr. Ammann holds a bachelor's degree in finance.

THOMAS M. ARRINGTON, VICE PRESIDENT OF INVESTMENTS. Mr. Arrington is a Chartered Financial Analyst who has been co-portfolio manager, along with Scott Chapman, of Founders Growth Fund since December 1998, and the lead portfolio manager of Founders Growth and Income Fund since February 1999. Mr. Arrington has also served as a portfolio manager for The Dreyfus Corporation since March 1999. Prior to joining Founders, he was vice president and director of income equity strategy at HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation. He received a bachelor's degree in economics from the University of California, Los Angeles and an MBA from San Francisco State University.

SCOTT A. CHAPMAN, VICE PRESIDENT OF INVESTMENTS AND DIRECTOR OF RESEARCH. Mr. Chapman is a Chartered Financial Analyst who has been the co-portfolio manager, along with Thomas Arrington, of Founders Growth Fund since December 1998. Mr. Chapman has also served as a portfolio manager for The Dreyfus Corporation since February 1999. Before joining Founders, Mr. Chapman was vice president and director of growth strategy for HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation. He has more than 10 years' experience in equity investment management, including security analysis positions with McCullough, Andrews & Cappiello and Cooper Development Co. Mr. Chapman received a bachelor of science degree in accounting from Santa Clara University and an MBA in finance from Golden Gate University.

MARGARET R. DANUSER, FIXED-INCOME MANAGER. Ms. Danuser has been the lead portfolio manager for Founders Government Securities and Money Market Funds since 1996, and has served as Founders' fixed-income specialist since 1995. Previously, she was an investment officer with LaSalle Street Capital Management from 1989 to 1994. Ms. Danuser received a bachelor of arts degree in international affairs from the University of Colorado, and pursued MBA studies at Loyola University, Chicago.

MICHAEL W. GERDING, SENIOR VICE PRESIDENT OF INVESTMENTS. Mr. Gerding is a Chartered Financial Analyst who has been part of Founders' investment department since 1990. Mr. Gerding has served as the lead portfolio manager for Founders Passport Fund since its inception in 1993, and for Founders Worldwide Growth Fund since 1990. He also served as portfolio manager or co-portfolio manager for Founders International Equity Fund from its inception in 1995 until 1997. Prior to joining Founders, he served as a portfolio manager and research analyst with NCNB Texas from 1985 to 1990. Mr. Gerding earned a BBA and an MBA in finance from Texas Christian University.

BRIAN F. KELLY, VICE PRESIDENT OF INVESTMENTS. Mr. Kelly joined Founders in 1996 as the lead portfolio manager of Founders Balanced Fund. He also served as portfolio manager of Founders Growth and Income Fund from 1996 through January 1999. Prior to joining Founders, Mr. Kelly served as a portfolio manager for INVESCO Trust Company from 1993 to 1996, and as a senior equity investment analyst for Sears Investment Management Company from 1986 to 1993. A graduate of the University of Notre Dame, Mr. Kelly received an MBA and JD from the University of Iowa. He is also a Certified Public Accountant.

PAUL A. LAROCCO, VICE PRESIDENT OF INVESTMENTS. Mr. LaRocco is a Chartered Financial Analyst who became lead portfolio manager for Founders Mid-Cap Growth Fund in March 1998. Before joining Founders, Mr. LaRocco was a vice president and portfolio manager with OppenheimerFunds, Inc. from 1993 to 1998 and a securities analyst with Columbus Circle Investors from 1990 to 1993. Since April 1998, Mr. LaRocco has also served as a portfolio manager for The Dreyfus Corporation. A graduate of the University of California at Santa Barbara, Mr. LaRocco received an MBA with a concentration in finance from the University of Chicago.

DOUGLAS A. LOEFFLER, VICE PRESIDENT OF INVESTMENTS. Mr. Loeffler is a Chartered Financial Analyst who has been lead portfolio manager for Founders International Equity Fund since 1997. Mr. Loeffler also served as co-lead portfolio manager for Founders Mid-Cap Growth Fund from 1997 until March 1998. He joined Founders in 1995 as a senior international equities analyst and previously served as assistant portfolio manager for Founders International Equity Fund. Mr. Loeffler has also served as a portfolio manager for The Dreyfus Corporation since February 1999. Before joining Founders, he spent seven years with Scudder, Stevens & Clark as an international equities analyst and quantitative analyst. A graduate of Washington State University, Mr. Loeffler received an MBA in finance from the University of Chicago.

HOW TO BUY AND SELL SHARES
-------------------------------------------------------------------------------

CALCULATING SHARE PRICE. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value (NAV). We calculate NAV by dividing the current market value of a Fund's total assets, less all liabilities, by the total number of shares outstanding. We determine each Fund's NAV as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time) on each day that the Exchange is open. The Funds use pricing services to determine the market value of the securities in the Funds' portfolios. If market quotations are not readily available, we value the Funds' securities or other assets at fair value as determined in good faith by the Funds' Board of Directors, or pursuant to procedures approved by the directors. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.

    We will price your purchase, exchange, or redemption of Fund shares at the next NAV calculated after your order is received in good order by us or by certain other agents of the Funds or their distributor.

INVESTING IN THE FOUNDERS FUNDS
-------------------------------------------------------------------------------

OPENING YOUR ACCOUNT
You may establish the following types of accounts by completing a Founders New Account Application:

  o INDIVIDUAL OR JOINT TENANT. Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, we set up joint accounts with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holders.

  o TRANSFER ON DEATH. A way to designate beneficiaries on an Individual or Joint Tenant account. We will provide the rules governing this type of account when the account is established.

  o  UGMA OR UTMA. (Uniform Gifts to Minors Act or Uniform Transfers to Minors
     Act) These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, we will set the account up as a UGMA or UTMA.

  o TRUST. The trust needs to be effective before we can establish this kind of account.

  o CORPORATION OR OTHER ENTITY. A corporation or entity owns this account. Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.

RETIREMENT ACCOUNTS
You may set up the following retirement accounts by completing a Founders IRA
Application:

  o TRADITIONAL IRA. Any adult under age 70 1/2 who has earned income may contribute up to $2,000 (or 100% of compensation, whichever is less) to an IRA per tax year. If your spouse is not employed, you can contribute up to $4,000 annually to two IRAs, as long as no more than $2,000 is contributed to a single account.

  o ROLLOVER IRA. Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You also need to complete a Founders Transfer, Direct Rollover and Conversion Form.


  o  ROTH IRA. Allows for two types of purchases:
     - CONTRIBUTIONS. Any adult who has earned income below certain income limits may contribute up to $2,000 (or 100% of compensation, whichever is less) to a Roth IRA per tax year. If your spouse is not employed, you can contribute up to $4,000 annually to two Roth IRAs, as long as no more than $2,000 is contributed to a single account.

       Contributions to a Roth IRA are NOT tax-deductible, but distributions, including earnings, may be withdrawn tax-free after five years for qualified events such as retirement.

           You may elect to have both traditional IRAs and Roth IRAs, provided that your combined contributions do not exceed the $2,000 (or 100% of compen- sation, whichever is less) annual limitation.


     - CONVERSIONS. Conversions/ distributions from traditional IRAs to Roth IRAs are taxable at the time of their conversion, but after five years may then be distributed tax-free for qualified events such as retirement. Only individuals with incomes below certain thresholds may convert their traditional IRAs to Roth IRAs.

  o SEP-IRA. Allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.


    Each year you will be charged a single $10.00 custodial fee for all IRA accounts maintained under your Social Security number. This fee will be waived if the aggregate value of your IRA accounts is $5,000 or more. This fee may be changed upon 30 days' notice.

  o PROFIT-SHARING AND MONEY PURCHASE PENSION PLAN. A retirement plan that allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

  o 401(K) PLAN. A retirement plan that allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

    Call 1-800-934-GOLD (4653) for additional information about Founders' retirement accounts.


    WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE RETIREMENT PLAN OPTIONS.

MINIMUM INITIAL INVESTMENTS
To open a Founders account, please enclose a check payable to "Founders Funds, Inc." for one of the following amounts:


o    $1,000 minimum for most regular accounts
o    $500 minimum for IRA and UGMA/UTMA accounts
o No minimum if you begin an Automatic Investment Plan or payroll deduction of $50 or more per month or per pay period

MINIMUM ADDITIONAL INVESTMENTS


o    $100 for payments made by mail, TeleTransfer, wire and online
o    $50 for Automatic Investment Plan payments
o    $50 for payroll deduction

CONDUCTING BUSINESS WITH FOUNDERS
--------------------------------------------------------------------------------

                                HOW TO                       HOW TO                      HOW TO
BY PHONE                        OPEN AN ACCOUNT              ADD TO AN ACCOUNT           SELL SHARES
-------------------------------------------------------------------------------------------------------------------
1-800-525-2440                  If you already have an       TeleTransfer allows you to  We can send proceeds only
                                account with us and have     make electronic purchases   to the address or bank of
                                exchange privileges, you     directly from a checking    record. Minimum
                                can call to open an account  or savings account at your  redemption - $100; $1,000
                                in another Fund by           request. You may establish  minimum for a redemption
                                exchange. The names and      TeleTransfer when your      by wire. Phone redemption
                                registrations need to be     account is opened, or add   is not available on
                                identical on both accounts.  it later by completing an   retirement accounts and
                                Otherwise, you must          Account Changes Form. We    certain other accounts.
                                complete a New Account       charge no fee for           You may add phone
                                Application and send it in   TeleTransfer transactions.  redemption privileges by
                                with your investment check.                              completing an Account
                                                                                         Changes Form.
BY MAIL
-------------------------------------------------------------------------------------------------------------------
Founders Funds                  Complete the proper          Make your check payable to  In a letter, please tell
P.O. Box 173655                 application. Make your       "Founders Funds, Inc."      us the number of shares or
Denver, CO 80217-3655           check payable to "Founders  Enclose the purchase stub    dollars you wish to
                                Funds, Inc." We cannot      (from your most recent       redeem, the name(s) of the
If you are using certified or   establish new accounts with  confirmation or quarterly   account owner(s), the Fund
registered mail or an           third-party checks.          statement); if you do not   and account number, and
overnight delivery service,                                  have one, write the Fund    your Social Security or
send your correspondence to:                                 name and your account       tax iden-
Founders Funds                                               number on the check. For    tification number. All
2930 East Third Avenue                                       IRAs, please state the      account owners need to
Denver, CO 80206-5002                                        contribution year.          sign the request exactly
                                                             Founders Funds does not     as their names appear on
                                                             normally accept             the account. We can send
                                                             third-party checks.         proceeds only to the
                                                                                         address or bank of record.
IN PERSON
-------------------------------------------------------------------------------------------------------------------
Founders Investor Center        Visit the Founders Investor  Visit the Founders          Visit the Founders
Founders Financial Center       Center. Hours are 8 a.m. to  Investors Center. Hours     Investor Center, 8 a.m. to
2930 East Third Avenue          5 p.m. Mountain time,        are 8 a.m. to 5 p.m.        5 p.m., Mountain time,
(at Milwaukee)                  Monday through Friday. Call  Mountain time, Monday       Monday through Friday.
Denver, CO                      us at 1-800-525-2440 to      through Friday. Call us at  Call us at
                                make an appointment and for  1-800-525-2440 to make an   1-800-525-2440 to make an
                                directions.                  appointment, or for         appointment, for
                                                             directions.                 directions, and to ask
                                                                                         whether all account owners
                                                                                         need to be present.

                                HOW TO
BY PHONE                        EXCHANGE SHARES
--------------------------------------------------------------------------------
1-800-525-2440                  If you have telephone
                                exchange privileges, you
                                may exchange from one fund
                                to another. The names and
                                registrations need to be
                                identical on both
                                accounts.
BY MAIL
--------------------------------------------------------------------------------
Founders Funds                  In a letter, include the
P.O. Box 173655                 name(s) of the account
Denver, CO 80217-3655           owner(s), the Fund and
                                account number you wish to
If you are using certified or   exchange from, your Social
registered mail or an           Security or tax
overnight delivery service,     identification number, the
send your correspondence to:    dollar or share amount,
Founders Funds                  and the account you wish
2930 East Third Avenue          to exchange into. All
Denver, CO 80206-5002           account owners need to
                                sign the request exactly
                                as their names appear on
                                the account. Exchange
                                requests may be faxed to
                                us at (303) 394-4021.
IN PERSON
--------------------------------------------------------------------------------
Founders Investor Center        Visit the Founders
Founders Financial Center       Investor Center, 8 a.m. to
2930 East Third Avenue          5 p.m., Mountain time,
(at Milwaukee)                  Monday through Friday.
Denver, CO                      Call us at 1-800-525-2440
                                to make an appointment,
                                for directions, and to ask
                                whether all account owners
                                need to be present.
44                                                                            45
--------------------------------------------------------------------------------

                                HOW TO                       HOW TO                      HOW TO
BY WIRE                         OPEN AN ACCOUNT              ADD TO AN ACCOUNT           SELL SHARES
-------------------------------------------------------------------------------------------------------------------
                                Complete and mail the        Wire funds to:              $6 fee; $1,000 minimum.
                                proper application. Wire     Investors Fiduciary Trust   Monies are usually
                                funds to:                    Company                     received the business day
                                Investors Fiduciary Trust    ABA # 101003621             after the date you sell.
                                Company                      For Credit to Account #     Unless otherwise
                                ABA # 101003621              890751-842-0                specified, we will deduct
                                For Credit to Account        Please indicate the Fund    the fee from your
                                # 890751-842-0               name, your account number,  redemption proceeds.
                                Please indicate the Fund     and the name(s) of the
                                name, your account number,   account owner(s).
                                and the name(s) of the
                                account owner(s).
THROUGH OUR WEBSITE
-------------------------------------------------------------------------------------------------------------------
www.founders.com                Download, complete and mail  You may purchase shares     You may redeem shares
                                a signed copy of the proper  using our website if you    using our website if you
                                application.                 have TeleTransfer.          have TeleTransfer. We can
                                                                                         only send proceeds to your
                                                                                         bank of record.
                                                                                         Online redemptions are not
                                                                                         available on retirement
                                                                                         accounts and certain other
                                                                                         accounts.
THROUGH AUTOMATIC
TRANSACTION PLANS
-------------------------------------------------------------------------------------------------------------------
                                Automatic Investment Plan    Automatic Investment Plan   Systematic Withdrawal Plan
                                (AIP) allows you to make     (AIP) allows you to make    permits you to receive a
                                electronic purchases         electronic purchases        fixed sum on a monthly,
                                directly from a checking or  directly from a checking    quarterly or annual basis
                                savings account. The         or savings account. The     from accounts with a value
                                minimum to open an account   minimum to open an account  of $5,000 or more.
                                is $50 per month.            is $50 per month.           Payments may be sent
                                Once established, AIP        Once established, AIP       electronically to your
                                purchases take place         purchases take place        bank or to you in check
                                automatically on             automatically on            form.
                                approximately the 5th        approximately the 5th
                                and/or 20th of the month.    and/or 20th of the month.
                                We charge no fee for AIP.    We charge no fee for AIP.
FASTLINEE
-------------------------------------------------------------------------------------------------------------------
1-800-947-FAST (3278)           Follow instructions          Follow instructions         We can send proceeds only
Automated telephone             provided when you call to    provided when you call to   to the bank of record.
account access service          open an account in a new     add to your account via     Minimum redemption - $100.
                                Fund by exchange.            TeleTransfer.               Phone redemption is not
                                                                                         available on retirement
                                                                                         accounts and certain other
                                                                                         accounts. You may add
                                                                                         phone redemption
                                                                                         privileges by completing
                                                                                         an Account Changes Form.

                                HOW TO
BY WIRE                         EXCHANGE SHARES
--------------------------------------------------------------------------------
                                Not applicable.
THROUGH OUR WEBSITE
--------------------------------------------------------------------------------
www.founders.com                You may exchange shares
                                using our website if you
                                have telephone exchange
                                privileges.
THROUGH AUTOMATIC
TRANSACTION PLANS
--------------------------------------------------------------------------------
                                Fund-to-Fund Investment
                                Plan allows you to
                                automatically exchange a
                                fixed dollar amount from
                                one Fund to purchase
                                shares in another Fund.
FASTLINEE
--------------------------------------------------------------------------------
1-800-947-FAST (3278)           Follow instructions
Automated telephone             provided when you call.
account access service          $100 minimum.


46                                                                            47

SELLING SHARES OF FOUNDERS FUNDS

  o SHARES RECENTLY PURCHASED BY CHECK OR TELETRANSFER. Redemptions of shares purchased by check (other than purchases by cashier's check) or TeleTransfer will be placed on hold until your check has cleared (which may take up to 15 days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

  o INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH, AND UGMA/UTMA ACCOUNTS. If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

  o  RETIREMENT ACCOUNTS. Please call 1-800-525-2440 for the appropriate form.

  o TRUST ACCOUNTS. The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

  o CORPORATION OR OTHER ENTITY. A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.


BUYING OR SELLING SHARES THROUGH A BROKER. Be sure to read the broker's program materials for disclosures on fees and service features that may differ from those in this Prospectus. A broker may charge a commission or transaction fee, or have different account minimums.


SIGNATURE GUARANTEE. For your protection, we require a guaranteed signature if you request:


  o a redemption check made payable to anyone other than the shareholder(s) of record

  o  a redemption check mailed to an address other than the address of record

  o a redemption check or wire sent to a bank other than the bank we have on file

  o a redemption check mailed to an address that has been changed within 30 days of your request

  o  a redemption for $50,000 or more (excluding accounts held by a corporation)


    You can have your signature guaranteed at a:

  o  bank

  o  broker/dealer

  o  credit union (if authorized under state law)

  o  securities exchange/association

  o  clearing agency

  o  savings association

    Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS. We can deliver redemption proceeds to you:

  o BY CHECK. Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee. (See "Signature Guarantee.") If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

  o BY WIRE. $6 fee; $1,000 minimum. Monies are usually received the business day after the date you sell. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

  o BY TELETRANSFER. No fee. Monies are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

OVERALL POLICIES REGARDING TRANSACTIONS. We can execute transaction requests only if they are in good order. You will be contacted in writing if we encounter processing problems. Call 1-800-525-2440 if you have any questions about these procedures.

    We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price. However, we reserve the right to allow shareholders to exchange from the Money Market Fund to another fund of their choice on a predetermined date, such as the day after distributions are paid.

TRANSACTIONS CONDUCTED BY PHONE, FAX, FASTLINE, OR THROUGH FOUNDERS' WEBSITE. The Funds, Founders, and their agents are not responsible for the authenticity of purchase, exchange, or redemption instructions received by phone, fax, FASTLINE, or through Founders' website.

    By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions), verbal (for exchanges), or electronic authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, Founders, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application or provided through Founders' website, including their possibly effecting unauthorized or fraudulent transactions.

    As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if the Fund fails to employ reasonable procedures to attempt to confirm that telephone or Internet instructions are genuine, the Fund may be liable for any resulting losses. These procedures include, but are not necessarily limited to, one or more of the following:

   o   requiring personal identification prior to acting upon instructions

   o   providing written confirmation of such transactions

   o   tape-recording telephone instructions

  o EXCESSIVE TRADING. To maintain competitive expense ratios and to avoid disrupting the management of each Fund's portfolio, we reserve the right to suspend or terminate the exchange privilege for any shareholder (including a shareholder whose account is managed by an adviser) when the total exchanges out of any one of the Funds exceed four in any 12-month period. We will provide written notification to any investor whose exchange privilege is being revoked and will provide an effective date of revocation, which will not be less than 15 calendar days after the notification date.

  o EFFECTIVE DATE OF TRANSACTIONS. Transaction requests received in good order prior to the close of the New York Stock Exchange on a given date will be effective that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the Funds or their distributor. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payments. If you are unable to reach us by phone, consider sending your order by overnight delivery service.

  o FAX TRANSMISSIONS. Exchange instructions may be faxed, but we cannot process redemption requests received by fax.

  o CERTIFICATES. The Funds do not issue share certificates. If you are selling shares previously issued in certificate form, you need to include the certificates along with your redemption/exchange request. If you have lost your certificates, please call us.

  o U.S. DOLLARS. Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. We cannot accept cash.

  o RETURNED CHECKS. If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Fund.

  o CONFIRMATION STATEMENTS. We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an

     Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

  o TAX IDENTIFICATION NUMBER. If you do not provide your Social Security or tax identification number when you open your account, federal law requires the Fund to withhold 31% of all dividends, capital gain distributions, redemption and exchange proceeds. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Fund for the penalty imposed by the Internal Revenue Service for failure to report the investor's taxpayer identification number on information reports.


  o ACCOUNT MINIMUMS. The Funds require you to maintain a minimum of $1,000 per account ($500 for IRAs and UGMAs/UTMAs), unless you are investing under an Automatic Investment Plan or payroll deduction. If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan or payroll deduction, the total value of your account falls below this minimum, we may either charge a fee of $10, which will be automatically deducted from your account, or close your account and mail the proceeds to the address of record.


         We will base the decision to levy the fee or close the account on our determination of what is best for the Fund. We will give you at least 60 days' written notice informing you that your account will be closed or that the $10 fee will be charged, so that you may make an additional investment to bring the account up to the required minimum balance.

WE RESERVE THE RIGHT TO:

   o   reject any investment or application

   o   cancel any purchase due to nonpayment

   o   modify the conditions of purchase at any time

   o   waive or lower investment minimums

   o   limit the amount that may be purchased

   o perform a credit check on shareholders establishing a new account or requesting checkwriting privileges

FOR MORE INFORMATION ON YOUR ACCOUNT


INVESTOR SERVICES. Our Investor Services Representatives are available to assist you. For your protection, we record calls to Investor Services. Call 1-800-525-2440.


24-HOUR ACCOUNT INFORMATION


  o BY PHONE: 1-800-947-FAST (3278) FASTLINE, our automated telephone service, enables you to access account information, conduct exchanges and purchases and request duplicate statements and tax forms 24 hours a day with a Touch-tone phone.


  o BY ONLINE COMPUTER SERVICES: By visiting Founders InvestorSITET on the World Wide Web, you can access the latest Fund performance returns, daily prices, portfolio manager commentaries, news articles about the Funds, and much more. Shareholders may access account transaction histories and account balances, and conduct purchase, exchange, and redemption transactions. Our address is www.founders.com.

DAILY CLOSING PRICES. Founders QUOTELINE features the latest closing prices for the Funds, updated each business day. Call 1-800-232-8088 24 hours a day, or reach us on the Internet at www.founders.com.

    Fund prices for the prior business day are listed in the business section of most major daily newspapers. Look in the Mutual Funds section under "Founders."

FUND AND MARKET NEWS UPDATES. For the latest news on each of the Funds and commentary on market conditions, call Founders INSIGHT. Recorded by our portfolio managers, it is available 24 hours a day. Call 1-800-525-2440, or access MANAGER INSIGHTS on the Internet at www.founders.com.

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for Founders Funds accounts. You may call 1-800-525-2440 to request a form to establish the following services:


  o AUTOMATIC INVESTMENT PLAN (AIP). Allows you to make automatic purchases of at least $50 from a bank account once or twice a month. See "How to Add to an Account Through Automatic Transaction Plans" on page 47.


  o TELETRANSFER PROGRAM. Allows you to purchase or redeem Fund shares with a phone call or on our website at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan, you are automatically authorized to participate in the TeleTransfer program.

  o TELEPHONE/ONLINE REDEMPTIONS. Available for regular (non-retirement) accounts only.

  o TELEPHONE/ONLINE EXCHANGES. Allows you to exchange money between identically registered accounts.

  o   CHECKWRITING


  -  Available on Government Securities and Money Market Funds


  -  May be established with a minimum account balance of $1,000


  -  No fee for this service


  -  Minimum amount per check: $500

  -  Maximum amount per check: $250,000

  o DIVIDEND AND LONG-TERM CAPITAL GAIN DISTRIBUTION OPTIONS. Either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as for dividends.

  o SYSTEMATIC WITHDRAWAL PLAN. Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank or to you in check form.

  o FUND-TO-FUND INVESTMENT PLAN. Allows you to automatically exchange a fixed dollar amount each month from one Fund to purchase shares in another Fund.

  o DISTRIBUTION PURCHASE PROGRAM. Permits you to have capital gain distributions and/or dividends from one Fund automatically reinvested in another Fund account having a balance of at least $1,000 ($500 for IRAs or UGMA/UTMAs).

  o PAYROLL DEDUCTION. Allows you to make automatic purchases of at least $50 per pay period through payroll deduction.

DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------------------------------------

Discovery, Frontier, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport and Worldwide Growth Funds intend to distribute net realized investment income on an annual basis each December. Balanced Fund intends to distribute net realized investment income on a quarterly basis every March, June, September, and December. Government Securities Fund intends to declare dividends daily and distribute net realized investment income on the last business day of every month. Money Market Fund declares dividends daily, which are paid on the last business day of every month. Shares of Government Securities and Money Market Funds begin receiving dividends no later than the next business day following the day when funds are received by us.
    All Funds intend to distribute any net realized capital gains each December. The Government Securities and Money Market Funds are not likely to distribute capital gains. From time to time, the Funds may make distributions in addition to those described above.
    You have the option of reinvesting income dividends and capital gain distributions in shares of the Funds or receiving these distributions in cash. Dividends and any distributions from the Funds are automatically reinvested in additional shares unless you elect to receive these distributions in cash. If you have elected to receive your dividends or capital gains in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-------------------------------------------------------------------------------

The Funds distribute to their shareholders any net investment income and net realized capital gains they receive. You must include all dividends and capital gain distributions in your taxable income for federal, state, and local income tax purposes, unless your account is not subject to income taxes. Dividends and other distributions are taxable whether they are received in cash or reinvested in the same or another Fund.
    All dividends of net investment income from the Funds, such as dividends and interest on their investments, will be taxable to you as ordinary income. A portion of such dividends may qualify for the dividends-received deduction for corporations, although distributions from Government Securities and Money Market Funds generally are not expected to qualify.
    In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If total gains on sales exceed total losses (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Funds' capital gain distributions consist of long-term capital gains that are taxable at the applicable capital gains rates. All distributions of short-term capital gains will be taxable to you as ordinary income and included in your dividends.
    You also may realize capital gains or losses when you sell Fund shares at more or less than the price you originally paid. Likewise, exchanges from one Fund to another represent a sale from one Fund and a purchase of another, and may result in a gain or loss that you will need to recognize on your tax return. Foreign shareholders may be subject to federal income tax rules that differ from those described above.
    We advise you to consult your own tax adviser regarding the particular tax consequences of an investment in a Fund.

DISTRIBUTION (12B-1) PLANS
-------------------------------------------------------------------------------

All of the Funds except the Money Market Fund have adopted Distribution (12b-1) Plans. These Plans permit each of these Funds to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Each Plan provides that the Fund may pay distribution and service-related expenses of up to 0.25% each year of its average daily net assets. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
    These fees pay for a variety of promotional, marketing, sales, and servicing activities associated with the distribution of Fund shares. These activities include, but are not limited to:


   o preparing, printing, and mailing prospectuses, sales literature, and other promotional materials to prospective investors
   o   direct-mail solicitations
   o   advertising
   o   public relations
   o compensation of sales personnel, brokers, financial planners, or others for their assistance in selling and distributing the Funds' shares (including personnel of Founders or of affiliates of Founders)
   o   payments to financial intermediaries for shareholder support services

SHAREHOLDER AND TRANSFER AGENCY SERVICES
-------------------------------------------------------------------------------

The Funds have entered into shareholder services agreements with Founders pursuant to which Founders provides certain shareholder-related and transfer agency services to the Funds. The Funds pay Founders a monthly fee for these services. Out of this fee, Founders pays the fees charged by the Funds' transfer agent, Investors Fiduciary Trust Company (IFTC).

    Registered broker/dealers, third-party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts based on the number of participants in the entity's omnibus account. This reduces or eliminates the need for those services to be provided by Founders and/or IFTC. In such cases, Founders is authorized to pay the entity a sub-transfer agency or recordkeeping fee, and to be reimbursed for such payments by the Fund. Entities receiving such fees may also receive 12b-1 fees.

    In addition, Founders may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide shareholder services, recordkeeping, and/or other administrative services to the Funds.

BROKERAGE ALLOCATION
-------------------------------------------------------------------------------


Subject to the policy of seeking the best execution of orders at the most favorable prices, sales of Fund shares may be considered as a factor in the selection of brokerage firms to execute Fund portfolio transactions. The Statement of Additional Information further explains the selection of brokerage firms.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five years (or, for the period of a Fund's operations, if less than five years.) Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.


--------------------------------------------------------------------------------

The Financial Highlights information for the three years ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, independent accountants. Another independent accounting firm audited the prior years' information.
PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, are included in the Funds' 1998 Annual Report to Shareholders, which is available upon request.

FOUNDERS BALANCED FUND

                                                      YEARS ENDED DECEMBER 31
                                         1998       1997       1996       1995       1994
PER SHARE DATA
Net Asset Value - Beginning of Period     $11.35     $10.61      $9.58      $8.56      $8.93
                                       ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.30       0.29       0.28       0.28       0.20
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            1.27       1.48       1.50       2.21      (0.37)
                                       ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            1.57       1.77       1.78       2.49      (0.17)
                                       ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income #               (0.30)     (0.30)     (0.27)     (0.28)     (0.20)
From Net Realized Gains                    (0.43)     (0.73)     (0.48)     (1.19)      0.00
                                       ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                        (0.73)     (1.03)     (0.75)     (1.47)     (0.20)
                                       ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period           $12.19     $11.35     $10.61      $9.58      $8.56
                                       =========  =========  =========  =========  =========

TOTAL RETURN                               13.96%     16.90%     18.76%     29.40%     (1.90%)

RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                             $1,244,221  $942,690   $394,896   $130,346    $95,226
Net Expenses to Average Net Assets          0.99%      0.99%      1.10%      1.19%      1.26%
Gross Expenses to Average Net Assets        1.00%      1.01%      1.12%      1.23%        --
Ratio of Net Investment Income to
  Average Net Assets                        2.51%      2.77%      3.09%      2.92%      2.37%
Portfolio Turnover Rate                      211%       203%       146%       286%       258%

# DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 1998 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.


58                                                                            59

FOUNDERS DISCOVERY FUND

                                                      YEARS ENDED DECEMBER 31
                                         1998       1997       1996       1995       1994
PER SHARE DATA
Net Asset Value - Beginning of Period     $23.45     $24.22     $21.70     $19.88     $21.55
                                       ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)            (0.07)      0.07      (0.20)     (0.12)     (0.12)
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            3.15       2.69       4.72       6.29      (1.55)
                                       ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            3.08       2.76       4.52       6.17      (1.67)
                                       ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                  0.00       0.00       0.00       0.00       0.00
From Net Realized Gains                    (2.16)     (3.53)     (2.00)     (4.35)      0.00
                                       ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                        (2.16)     (3.53)     (2.00)     (4.35)      0.00
                                       ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period           $24.37     $23.45     $24.22     $21.70     $19.88
                                       =========  =========  =========  =========  =========

TOTAL RETURN                               14.19%     12.00%     21.20%     31.30%     (7.80%)

RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                              $241,124   $246,281   $247,494   $216,623   $185,310
Net Expenses to Average Net Assets          1.55%      1.52%      1.58%      1.58%      1.67%
Gross Expenses to Average Net Assets        1.57%      1.54%      1.59%      1.63%        --
Ratio of Net Investment Income to
  Average Net Assets                       (0.91%)    (0.55%)    (0.85%)    (0.60%)    (0.62%)
Portfolio Turnover Rate                      121%        90%       106%       118%        72%

FOUNDERS FRONTIER FUND

                                                      YEARS ENDED DECEMBER 31
                                         1998       1997       1996       1995       1994
PER SHARE DATA
Net Asset Value - Beginning of Period     $27.99     $32.34     $31.08     $26.50     $27.94
                                       ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.06      (0.15)     (0.15)     (0.02)     (0.07)
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            1.01       1.90       4.46       9.76      (0.72)
                                       ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            1.07       1.75       4.31       9.74      (0.79)
                                       ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                  0.00       0.00       0.00       0.00       0.00
From Net Realized Gains                    (3.56)     (6.10)     (3.05)     (5.16)     (0.65)
                                       ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                        (3.56)     (6.10)     (3.05)     (5.16)     (0.65)
                                       ---------  ---------  ---------  ---------  ---------

Net Asset Value - End of Period           $25.50     $27.99     $32.34     $31.08     $26.50
                                       =========  =========  =========  =========  =========
TOTAL RETURN                                5.43%      6.20%     14.34%     37.00%     (2.80%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (000s
  Omitted)                              $167,423   $222,104   $350,861   $331,720   $247,113
Net Expenses to Average Net Assets          1.62%      1.54%      1.52%      1.53%      1.62%
Gross Expenses to Average Net Assets        1.65%      1.57%      1.53%      1.57%        --
Ratio of Net Investment Income to
  Average Net Assets                       (0.83%)     (0.91%)   (0.47%)    (0.07%)    (0.25%)
Portfolio Turnover Rate                      112%        54%        85%        92%        72%


60                                                                            61

FOUNDERS GOVERNMENT SECURITIES FUND

                                                      YEARS ENDED DECEMBER 31
                                         1998       1997       1996       1995       1994
PER SHARE DATA
Net Asset Value - Beginning of Period      $9.28      $9.04      $9.29      $8.78     $10.02
                                       ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.43       0.45       0.46       0.45       0.52
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            0.46       0.24      (0.25)      0.51      (1.26)
                                       ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            0.89       0.69       0.21       0.96      (0.74)
                                       ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                 (0.43)     (0.45)     (0.46)     (0.45)     (0.50)
From Net Realized Gains                     0.00       0.00       0.00       0.00       0.00
                                       ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                        (0.43)     (0.45)     (0.46)     (0.45)     (0.50)
                                       ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period            $9.74      $9.28      $9.04      $9.29      $8.78
                                       =========  =========  =========  =========  =========

TOTAL RETURN                                9.76%      7.90%      2.34%     11.10%     (7.50%)

RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                               $15,220    $13,259    $15,190    $20,263    $21,323
Net Expenses to Average Net Assets *        1.25%      1.26%      1.26%      1.30%      1.34%
Gross Expenses to Average Net Assets *      1.28%      1.31%      1.29%      1.30%        --
Ratio of Net Investment Income to
  Average Net Assets *                      4.46%      4.99%      5.06%      4.92%      5.52%
Portfolio Turnover Rate                       90%       147%       166%       141%       379%


* IN THE ABSENCE OF VOLUNTARY EXPENSE WAIVERS FROM FOUNDERS, THE RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.46% (1998), 1.44% (1997), AND 1.46% (1996), THE RATIOS OF GROSS EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.49% (1998), 1.49% (1997), AND 1.49% (1996), AND THE RATIOS OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.25% (1998), 4.81% (1997) AND 4.86% (1996).


FOUNDERS GROWTH FUND

                                                      YEARS ENDED DECEMBER 31
                                         1998       1997       1996       1995       1994
PER SHARE DATA
Net Asset Value - Beginning of Period     $17.28     $15.87     $14.77     $11.63     $12.38
                                       ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.01       0.07       0.02       0.02      (0.02)
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            4.26       4.09       2.40       5.27      (0.39)
                                       ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            4.27       4.16       2.42       5.29      (0.41)
                                       ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income #               (0.01)     (0.07)     (0.02)     (0.02)      0.00
From Net Realized Gains                    (1.13)     (2.68)     (1.30)     (2.13)     (0.34)
                                       ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                        (1.14)     (2.75)     (1.32)     (2.15)     (0.34)
                                       ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period           $20.41     $17.28     $15.87     $14.77     $11.63
                                       =========  =========  =========  =========  =========

TOTAL RETURN                               25.04%     26.60%     16.57%     45.59%     (3.40%)

RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                             $2,360,180 $1,757,449 $1,118,323  $655,927   $307,988
Net Expenses to Average Net Assets          1.08%      1.10%      1.19%      1.24%      1.33%
Gross Expenses to Average Net Assets        1.10%      1.12%      1.20%      1.28%        --
Ratio of Net Investment Income to
  Average Net Assets                        0.05%      0.48%      0.15%      0.12%     (0.17%)
Portfolio Turnover Rate                      143%       189%       134%       130%       172%

# DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 1998 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.


62                                                                            63

FOUNDERS GROWTH AND INCOME FUND

                                                      YEARS ENDED DECEMBER 31
                                         1998       1997       1996       1995       1994
PER SHARE DATA
Net Asset Value - Beginning of Period      $6.92      $7.23      $6.69      $6.16      $6.49
                                       ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.71       0.13       0.09       0.09       0.06
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            0.51       1.25       1.52       1.70      (0.02)
                                       ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            1.22       1.38       1.61       1.79       0.04
                                       ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income #               (0.11)     (0.13)     (0.09)     (0.09)     (0.06)
From Net Realized Gains                    (0.71)     (1.56)     (0.98)     (1.17)     (0.31)
                                       ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                        (0.82)     (1.69)     (1.07)     (1.26)     (0.37)
                                       ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period            $7.32      $6.92      $7.23      $6.69      $6.16
                                       =========  =========  =========  =========  =========

TOTAL RETURN                               17.78%     19.40%     24.37%     29.06%      0.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                              $542,307   $543,168   $535,866   $375,200   $311,051
Net Expenses to Average Net Assets          1.08%      1.09%      1.15%      1.17%      1.21%
Gross Expenses to Average Net Assets        1.10%      1.11%      1.16%      1.22%        --
Ratio of Net Investment Income to
  Average Net Assets                        1.38%      1.84%      1.40%      1.19%      0.88%
Portfolio Turnover Rate                      259%       256%       195%       235%       239%

# DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 1998 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.

FOUNDERS INTERNATIONAL EQUITY FUND

                                                                                                PERIOD OF
                                                          YEARS ENDED DECEMBER 31               12/29/95
                                                                                              (INCEPTION) -
                                         1998             1997             1996                 12/31/95
PER SHARE DATA
Net Asset Value - Beginning of Period     $12.05           $11.86           $10.00               $ 10.00
                                       ---------        ---------        ---------            -------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.03            (0.01)           (0.01)                 0.00
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            2.02             1.89             1.87                  0.00
                                       ---------        ---------        ---------            -------------
TOTAL FROM INVESTMENT OPERATIONS            2.05             1.88             1.86                  0.00
                                       ---------        ---------        ---------            -------------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                  0.00             0.00             0.00                  0.00
From Net Realized Gains                    (0.07)           (1.69)            0.00                  0.00
                                       ---------        ---------        ---------            -------------
TOTAL DISTRIBUTIONS                        (0.07)           (1.69)            0.00                  0.00
                                       ---------        ---------        ---------            -------------
Net Asset Value - End of Period           $14.03           $12.05           $11.86               $ 10.00
                                       =========        =========        =========            =============

TOTAL RETURN                               17.01%           16.10%           18.60%                 0.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                               $18,938          $15,740          $10,119               $   767
Net Expenses to Average Net Assets          1.80%            1.85%            1.94%                  n/a
Gross Expenses to Average Net Assets        1.83%            1.89%            2.00%                  n/a

Ratio of Net Investment Income to
  Average Net Assets *                      0.02%           (0.21%)           (0.15%)                n/a

Portfolio Turnover Rate                      148%             164%              71%                  n/a

* IN THE ABSENCE OF VOLUNTARY EXPENSE REIMBURSEMENTS FROM FOUNDERS, THE RATIOS OF NET EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.89% (1998), 2.01% (1997) AND 2.46% (1996), THE RATIOS OF GROSS EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.92% (1998), 2.05% (1997) AND 2.52% (1996), AND THE RATIOS OF NET
INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.07%) (1998), (0.37%)
(1997) AND (0.67%) (1996).


64                                                                            65

FOUNDERS MID-CAP GROWTH FUND

                                                      YEARS ENDED DECEMBER 31
                                         1998       1997       1996       1995       1994
PER SHARE DATA
Net Asset Value - Beginning of Period      $7.72      $7.66      $7.05      $7.01      $7.67
                                       ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)            (0.03)      0.01      (0.02)      0.00      (0.02)
Net Gains or Losses on Securities
  (Both Realized and Unrealized)           (0.11)      1.21       1.09       1.79      (0.36)
                                       ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS           (0.14)      1.22       1.07       1.79      (0.38)
                                       ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                  0.00       0.00       0.00       0.00       0.00
From Net Realized Gains                    (0.14)     (1.16)     (0.46)     (1.75)     (0.28)
                                       ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                        (0.14)     (1.16)     (0.46)     (1.75)     (0.28)
                                       ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period            $7.44      $7.72      $7.66      $7.05      $7.01
                                       =========  =========  =========  =========  =========

TOTAL RETURN                               (1.73%)     16.40%     15.33%     25.70%     (4.90%)

RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                              $252,855   $320,186   $363,835   $388,754   $299,190
Net Expenses to Average Net Assets          1.33%      1.30%      1.34%      1.29%      1.36%
Gross Expenses to Average Net Assets        1.35%      1.32%      1.36%      1.35%        --
Ratio of Net Investment Income to
  Average Net Assets                       (0.39%)    (0.05%)    (0.28%)     0.00%     (0.27%)
Portfolio Turnover Rate                      152%       110%       186%       263%       272%

FOUNDERS MONEY MARKET FUND

                                                      YEARS ENDED DECEMBER 31
                                         1998       1997       1996       1995       1994
PER SHARE DATA
Net Asset Value - Beginning of Period      $1.00      $1.00      $1.00      $1.00      $1.00
                                       ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.05       0.05       0.05       0.05       0.03
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            0.00       0.00       0.00       0.00       0.00
                                       ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            0.05       0.05       0.05       0.05       0.03
                                       ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                 (0.05)     (0.05)     (0.05)     (0.05)     (0.03)
From Net Realized Gains                     0.00       0.00       0.00       0.00       0.00
                                       ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                        (0.05)     (0.05)     (0.05)     (0.05)     (0.03)
                                       ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period            $1.00      $1.00      $1.00      $1.00      $1.00
                                       =========  =========  =========  =========  =========

TOTAL RETURN                                4.67%      4.70%      4.51%      5.10%      3.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                               $91,415   $106,073   $109,866   $125,646   $201,342
Net Expenses to Average Net Assets          0.85%      0.82%      0.86%      0.89%      0.91%
Gross Expenses to Average Net Assets        0.87%      0.84%      0.88%      0.89%        --
Ratio of Net Investment Income to
  Average Net Assets                        4.67%      4.77%      4.58%      5.11%      3.49%


66                                                                            67

FOUNDERS PASSPORT FUND

                                                      YEARS ENDED DECEMBER 31
                                         1998       1997       1996       1995       1994
PER SHARE DATA
Net Asset Value - Beginning of Period     $13.64     $13.91     $11.68      $9.42     $10.53
                                       ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.00       0.02       0.04       0.04       0.02
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            1.68       0.22       2.30       2.26      (1.11)
                                       ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            1.68       0.24       2.34       2.30      (1.09)
                                       ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income                 (0.01)     (0.03)     (0.02)     (0.04)     (0.02)
From Net Realized Gains                    (0.38)     (0.48)     (0.09)      0.00       0.00
                                       ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                        (0.39)     (0.51)     (0.11)     (0.04)     (0.02)
                                       ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period           $14.93     $13.64     $13.91     $11.68      $9.42
                                       =========  =========  =========  =========  =========

TOTAL RETURN                               12.50%      1.70%     20.05%     24.39%    (10.40%)

RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                              $124,572   $122,646   $177,921    $49,922    $16,443
Net Expenses to Average Net Assets          1.52%      1.53%      1.57%      1.76%      1.88%
Gross Expenses to Average Net Assets        1.54%      1.55%      1.59%      1.84%        --
Ratio of Net Investment Income to
  Average Net Assets                        0.09%      0.20%      0.40%      0.60%      0.12%
Portfolio Turnover Rate                       34%        51%        58%        37%        78%

FOUNDERS WORLDWIDE GROWTH FUND

                                                      YEARS ENDED DECEMBER 31
                                         1998       1997       1996       1995       1994
PER SHARE DATA
Net Asset Value - Beginning of Period     $21.11     $21.79     $19.87     $17.09     $17.94
                                       ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income or (Loss)             0.08       0.02       0.10       0.09      (0.02)
Net Gains or Losses on Securities
  (Both Realized and Unrealized)            1.90       2.22       2.64       3.43      (0.37)
                                       ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS            1.98       2.24       2.74       3.52      (0.39)
                                       ---------  ---------  ---------  ---------  ---------
LESS DIVIDENDS AND DISTRIBUTIONS
From Net Investment Income #               (0.09)     (0.04)     (0.07)     (0.09)      0.00
From Net Realized Gains                    (0.94)     (2.88)     (0.75)     (0.65)     (0.46)
                                       ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                        (1.03)     (2.92)     (0.82)     (0.74)     (0.46)
                                       ---------  ---------  ---------  ---------  ---------
Net Asset Value - End of Period           $22.06     $21.11     $21.79     $19.87     $17.09
                                       =========  =========  =========  =========  =========

TOTAL RETURN                                9.63%     10.60%     13.95%     20.63%     (2.20%)

RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period (000s
  Omitted)                              $272,053   $308,877   $342,079   $228,595   $104,044
Net Expenses to Average Net Assets          1.47%      1.45%      1.53%      1.56%      1.66%
Gross Expenses to Average Net Assets        1.49%      1.47%      1.55%      1.65%        --
Ratio of Net Investment Income to
  Average Net Assets                        0.33%      0.18%      0.50%      0.61%     (0.14%)
Portfolio Turnover Rate                       86%        82%        72%        54%        87%

# DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 1998 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.


68                                                                            69

UNDERSTANDING FINANCIAL HIGHLIGHTS


The Financial Highlights tables appearing on pgs. 58-69 list financial information for each Fund. Below are definitions of the items in the tables.


 1. NET ASSET VALUE (NAV). The net asset value reflects the daily price of one share of a Fund. We calculate this by dividing the net assets of the Fund (assets minus liabilities) by the number of outstanding Fund shares.

 2. NET INVESTMENT INCOME OR (LOSS). The total per-share income received by the Fund from dividends and interest on securities, taking into account the undistributed net investment income from the prior year, minus Fund expenses. In cases where expenses exceed such income, this amount is shown as a loss.

      o DIVIDENDS AND DISTRIBUTIONS -- FROM NET INVESTMENT INCOME. The net income per share paid by the Fund.

 3. NET GAINS (OR LOSSES) ON SECURITIES, BOTH REALIZED AND UNREALIZED. The per-share increase (or decrease) in the value of the securities held by a Fund. A Fund realizes a gain (or loss) when it sells securities that have appreciated (or depreciated). A gain (or loss) is UNREALIZED when the value of the securities increases (or decreases) but the security is not sold.

      o DIVIDENDS AND DISTRIBUTIONS -- FROM NET REALIZED GAINS. The per-share amount the Fund paid to shareholders from REALIZED gains.

 4. NET ASSET VALUE -- END OF PERIOD. The value of one share of the Fund at the end of the year.

 5.  NET ASSETS -- END OF PERIOD.
     The value of the Fund's assets, minus liabilities, at the end of the year.

 6. TOTAL RETURN. The increase or decrease in the value of an investment in the Fund over the course of the year, expressed as a percentage. This figure includes changes in the NAV plus dividends and capital gain distributions. When calculating the total return, we assume that dividends and distributions are reinvested when distributed.

 7. NET EXPENSES TO AVERAGE NET ASSETS. Reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits.

 8. GROSS EXPENSES TO AVERAGE NET ASSETS. The total of a Fund's operating expenses before expense offset arrangements and earnings credits, divided by its average net assets for the stated period.

 9. RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS. This figure, expressed as a percentage, reflects the Fund's net investment income divided by its average net assets for the year.

10. PORTFOLIO TURNOVER RATE. This figure is a measure of the Fund's buying and selling activity. It is computed by dividing the Fund's total security purchases or sales (excluding short-term securities), whichever is less, by the average monthly market value of the Fund's securities portfolio.

                                     [LOGO]

                                 FOUNDERS FUNDS

FOR FURTHER INFORMATION


More information about the Funds is available to you free of charge. The Funds' Annual and Semiannual Reports contain the Funds' financial statements, portfolio holdings, and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance in these reports. In addition, a current Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. You can request copies of the Annual and Semiannual Reports and the SAI:



BY TELEPHONE                         Call 1-800-525-2440

IN PERSON                            2930 East Third Avenue
                                     Denver, Colorado 80206

BY MAIL                              P.O. Box 173655
                                     Denver, Colorado 80217-3655

BY E-MAIL                            Send your request to
                                     comments@founders.com

ON THE INTERNET                      www.founders.com or text-only
                                     versions of fund documents can be
                                     viewed or downloaded from the
                                     Securities and Exchange Commission's
                                     internet site at www.sec.gov

BY MAIL OR IN PERSON FROM THE        Visit or write:
SECURITIES AND EXCHANGE COMMISSION   SEC's Public Reference Section
(YOU WILL PAY A COPYING FEE)         Washington, D.C. 20549-6009
                                     1-800-SEC-0330


Founders Funds is a registered trademark and the logo is a trademark of Founders Asset Management LLC. "Dreyfus" is the umbrella designation for the investment products and services available from affiliates of Mellon Bank Corporation, including Founders Asset Management LLC.



A-236-PRS (5/99)
FMDPROSP499                               Founders Funds' SEC File No. 811-01018

FOUNDERS
FUNDS, INC.
--------------------------------------------------------------------------------

Founders Financial Center
2930 East Third Avenue
Denver, Colorado 80206


STATEMENT OF ADDITIONAL INFORMATION

May 1, 1999

--------------------------------------------------------------------------------
FOUNDERS ASSET MANAGEMENT LLC, INVESTMENT ADVISER
--------------------------------------------------------------------------------

This  Statement  of  Additional   Information  ("SAI")  relates  to  the  eleven
investment portfolios (the "Funds") of Founders Funds, Inc. (the "Company"):


Aggressive Growth Funds
-----------------------
Founders Passport Fund
Founders Discovery Fund
Founders Frontier Fund
Founders Mid-Cap Growth Fund


Growth Funds
------------
Founders International Equity Fund
Founders Worldwide Growth Fund
Founders Growth Fund

Growth-and-Income Funds
-----------------------
Founders Growth and Income Fund
Founders Balanced Fund

Fixed-Income Fund
-----------------
Founders Government Securities Fund

Money Market Fund
-----------------
Founders Money Market Fund

A Prospectus for the Funds dated May 1, 1999 provides basic information you should know before investing and may be obtained without charge from the Funds' adviser, Founders Asset Management LLC ("Founders"), at the telephone number and address shown above. This SAI, which is not a prospectus, contains information in addition to and in more detail than in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Funds, and should be read in conjunction with the Prospectus.

The Funds' audited financial statements and accompanying notes for the fiscal year ended December 31, 1998, and the report of PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated by reference in this SAI. The Funds' annual and semi-annual reports contain additional performance information and are available without charge from Founders at the telephone number and address shown above.

                                TABLE OF CONTENTS


FOUNDERS FUNDS, INC..........................................................1


INVESTMENT RESTRICTIONS......................................................1

  FUNDAMENTAL INVESTMENT RESTRICTIONS........................................1
  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS....................................2

INVESTMENT STRATEGIES AND RISKS..............................................4

  TEMPORARY DEFENSIVE INVESTMENTS............................................4
  PORTFOLIO TURNOVER.........................................................4
  HEDGING TECHNIQUES.........................................................5
    OPTIONS ON STOCK INDICES AND STOCKS......................................5
    FUTURES CONTRACTS........................................................8
    OPTIONS ON FUTURES CONTRACTS............................................11
    OPTIONS ON FOREIGN CURRENCIES...........................................12
    RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS........................13
  FOREIGN SECURITIES AND ADRS...............................................14
  FORWARD CONTRACTS FOR PURCHASE OR SALE OF FOREIGN CURRENCIES..............16
  ILLIQUID SECURITIES.......................................................18
  RULE 144A SECURITIES......................................................19
  FIXED-INCOME SECURITIES...................................................19
  FOREIGN BANK OBLIGATIONS..................................................21
  REPURCHASE AGREEMENTS.....................................................22
  CONVERTIBLE SECURITIES....................................................22
  GOVERNMENT SECURITIES.....................................................23
  MORTGAGE-RELATED SECURITIES...............................................23
    MORTGAGE PASS-THROUGH SECURITIES........................................24
    COLLATERALIZED MORTGAGE OBLIGATIONS.....................................25
    FHLMC CMOS..............................................................25
    RISKS OF MORTGAGE-RELATED SECURITIES....................................26
  COMMERCIAL PAPER AND OTHER CASH SECURITIES................................27
  WHEN-ISSUED SECURITIES....................................................28
  BORROWING.................................................................28
  SECURITIES OF OTHER INVESTMENT COMPANIES..................................28

DIRECTORS AND OFFICERS......................................................29

  DIRECTORS.................................................................29
  COMMITTEES................................................................31
  DIRECTOR COMPENSATION.....................................................32
  OFFICERS..................................................................32

INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS.................35

  INVESTMENT ADVISER........................................................35

  DISTRIBUTOR...............................................................39
  DISTRIBUTION PLANS........................................................40

  SHAREHOLDER SERVICING.....................................................42
    FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT...................42
    SHAREHOLDER SERVICES AGREEMENT..........................................43
    TRANSFER AGENCY AGREEMENT...............................................44
    CUSTODIAN...............................................................44

BROKERAGE ALLOCATION........................................................44


CAPITAL STOCK...............................................................49


PRICING OF SHARES...........................................................52


PURCHASES AND REDEMPTIONS...................................................54

  TRANSACTIONS THROUGH THIRD PARTIES........................................54
  REDEMPTIONS...............................................................54

DIVIDENDS, DISTRIBUTION AND TAXES...........................................55


YIELD AND PERFORMANCE INFORMATION...........................................60


ADDITIONAL INFORMATION......................................................64

  CODE OF ETHICS............................................................64
  INDEPENDENT ACCOUNTANTS...................................................65
  REGISTRATION STATEMENT....................................................65

APPENDIX....................................................................66

  RATINGS OF CORPORATE BONDS................................................66
  RATINGS OF COMMERCIAL PAPER...............................................68
  RATINGS OF PREFERRED STOCK................................................69

--------------------------------------------------------------------------------
                              FOUNDERS FUNDS, INC.
--------------------------------------------------------------------------------

      Founders Funds, Inc. is a no-load mutual fund, registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company. Founders Funds, Inc. was incorporated on June 19, 1987 under the laws of Maryland.

      On April 30, 1999, Founders Blue Chip Fund changed its name to Founders Growth and Income Fund, and Founders Special Fund changed its name to Founders Mid-Cap Growth Fund.


--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      Each Fund has adopted investment restrictions numbered 1 through 7 below as fundamental policies. These restrictions cannot be changed, as to a Fund, without approval by the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of such Fund's outstanding voting shares. Investment restrictions number 8 through 14 below are non-fundamental policies and may be changed, as to a Fund, by vote of a majority of the Company's Board members at any time. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limits that results from a change in values or net assets will not be considered a violation.

      Fundamental Investment Restrictions

      No Fund may:

      1 Invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to Money Market Fund, the limitation shall not apply to obligations of domestic commercial banks.

      2 Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

      3 Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. A Fund may also invest in readily marketable interests in real estate investment trusts.

      4 Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, reverse repurchase agreements, shall not constitute borrowing.

      5    Lend  any  security  or make any loan if, as a result,  more than 33
1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

      6     Act as an underwriter of securities of other issuers,  except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

      7     Issue  any senior  security,  except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.

      Non-Fundamental Investment Restrictions

      No Fund may:

      8 Purchase the securities of any issuer if, as a result, more than 5% of its total assets would be invested in the securities of that issuer, except that obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased without regard to any such limitation.

      9     Purchase  the  securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

      10 Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

      11 Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

      12 Enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested (10% in the case of Founders Money Market Fund).

      13 Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, and other financial instruments.

      14    The  Government  Securities  Fund may not invest more than 5% of the value of its net assets in equity securities.

      In applying the limitations on investments in any one industry set forth in restriction 1, above, the Funds use industry classifications based, where applicable, on Baseline, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by Founders in the exercise of its reasonable discretion.

--------------------------------------------------------------------------------
                         INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

      The Prospectus discusses the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered "principal investment strategies" and discusses the risks associated with these strategies.

TEMPORARY DEFENSIVE INVESTMENTS

      In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally would include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER

      During the fiscal years ended 1998 and 1997, respectively, the portfolio turnover rate for each of the Funds was as follows: Balanced Fund - 211% and 203%; Discovery Fund - 121% and 90%; Frontier Fund - 112% and 54%; Government Securities Fund - 90% and 147%; Growth Fund - 143% and 189%; Growth and Income Fund - 259% and 256%; International Equity - 148% and 164%; Mid-Cap Growth Fund
- 152% and 110%; Passport Fund - 34% and 51%; and Worldwide Growth Fund - 86% and 82%. Volatility in the financial markets, particularly the small-cap market, resulted in higher portfolio turnover in the Frontier Fund in 1998 as compared to 1997. The sustained performance of holdings in the Government Securities Fund in 1998 resulted in lower portfolio turnover for that Fund in 1998 as compared to 1997.

       A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds are higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time that a security has been held. The Funds may, therefore, engage in a significant number of short-term transactions. Portfolio turnover rates may also increase as a result of the need for a Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within Founders' control. Balanced Fund does not anticipate any significant differences between the portfolio turnover rates of the common stock portion of its investment portfolios and the rate of turnover of the remainder of its securities holdings.

HEDGING TECHNIQUES

In order to hedge their portfolios, the Funds may enter into futures contracts (including those related to indices) and forward contracts, and may purchase and/or write (sell) options on securities, securities indices, futures contracts and foreign currencies. Each of the these instruments is sometimes referred to as a "derivative," since its value is derived from an underlying security, index or other financial instrument.

OPTIONS ON SECURITIES INDICES AND SECURITIES. An option is a right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indices), the buyer pays a premium to the seller (the "writer" of the option). Options have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price. The market value of an option will usually reflect, among other factors, the market price of the underlying security. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option and selling the underlying security, or by selling the option on an exchange
(provided that a liquid secondary market is available). If the underlying security does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. However, the gain may be offset by a decline in the market value of the underlying security. If an option is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

      So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of an option generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security that the writer continues to own.

      All of the Funds (except the Money Market Fund) may write (sell) options on their portfolio securities. The Funds retain the freedom to write options on any or all of their portfolio securities and at such time and from time to time as Founders shall determine to be appropriate. The extent of a Fund's option writing activities will vary from time to time depending upon Founders' evaluation of market, economic and monetary conditions.

      When a Fund purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Fund will write an option on a particular security only if Founders believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

      A Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

      Options written by a Fund will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

      All of the Funds (except the Money Market Fund) may purchase options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indices are similar to options on securities. However, because options on securities indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Funds purchase put options on stock indices to protect the Funds' portfolios against decline in value. The Funds purchase call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indices also permits greater time for evaluation of investment alternatives. When Founders believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indices may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Funds. Any gain in the price of a call option is likely to be offset by higher prices a Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by a Fund.

      Upon purchase by a Fund of a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call. Upon purchase by the Fund of a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index. Buying securities index options permits the Funds, if cash is deliverable to them during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

      The Funds may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Funds may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the Funds' portfolios.

      Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options a Fund may hold may be affected by options held by other advisory clients of Founders. As of the date of this SAI, Founders believes that these limitations will not affect the purchase of securities index options by the Funds.

      The value of a securities index option depends upon movements in the level of the securities index rather than the price of a particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing call and put options on securities indices involves the risk that Founders may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

      One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on securities indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the portfolio will lose the right to appreciation of the stock for the duration of the option.

FUTURES CONTRACTS. All of the Funds (except the Money Market Fund) may enter into futures contracts for hedging purposes. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

      The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

      Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.


      The Funds also may enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, Eurodollar deposits, Mexican peso, Australian dollar and the Brazilian real.



      Futures contracts entail risks. Although Founders believes that use of such contracts could benefit the Funds, if Founders' investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements. Those sales could be at increased prices that reflect the rising market and could occur at a time when the sales would be disadvantageous to the Fund.

      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

      The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

      Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund would be able to buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in the Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

      A Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future that is the subject of the put is exceeded by the strike price of the put. The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions that are used as part of a Fund's portfolio strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

      Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract.

      Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS. All of the Funds (except the Money Market Fund) may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

      A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

      The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities and Securities Indices," above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

      The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

OPTIONS ON FOREIGN CURRENCIES. All of the Funds (except the Money Market Fund) may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, a Fund could buy put options on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience that are different from those needed to select the other instruments in which the Funds invest. All such practices entail risks and can be highly volatile. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Funds may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

      A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Funds as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

      In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

FOREIGN SECURITIES AND ADRS

      The term "foreign securities" refers to securities of issuers, wherever organized, that, in the judgment of Founders, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. securities markets.

      Investments in foreign countries involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

      Foreign stock markets may have substantially less volume than the New York Stock Exchange, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

      Because investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

      Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

      In addition, Passport, Worldwide Growth, and International Equity Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal. Such countries may include (but are not limited to) Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa
Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia,
Mexico, Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Romania, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union.

      American Depositary Receipts and American Depositary Shares (collectively, "ADRs") are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

      The percentage limitations on a Fund's ability to invest in foreign securities do not apply to dollar-denominated ADRs that are traded in the U.S. on exchanges or over-the-counter.

FORWARD CONTRACTS FOR PURCHASE OR SALE OF FOREIGN CURRENCIES

      The Funds generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase. The Funds will not speculate in forward contracts.

      Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When Founders believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Funds may each enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in that currency. In addition, these Funds may engage in "proxy hedging" (i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated), with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires. Frontier Fund does not intend to sell such foreign currencies on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such foreign currency sales. The Funds generally will not enter into forward contracts with a term greater than one year. In addition, the Funds generally will not enter into such forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Funds to deliver an amount of foreign currency or a proxy currency in excess of the value of the Funds' portfolio securities or other assets denominated in the currency being hedged. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Funds' long-term investment strategies. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the respective Funds' limitation on investing in illiquid securities, as discussed below.

      At the consummation of a forward contract for delivery by a Fund of a foreign currency which has been used as a position hedge, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

      If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If any one of the Funds engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      While forward contracts may be traded to reduce certain risks, trading in forward contracts itself entails certain other risks. Thus, while the Funds may benefit from the use of such contracts, if Founders is incorrect in its forecast of currency prices, a poorer overall performance may result than if a Fund had not entered into any forward contracts. Some forward contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a favorable price. Moreover, in the event of an imperfect correlation between the forward contract and the portfolio position that it is intended to protect, the desired protection may not be obtained.

      Dealings in forward contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities, and will not do so unless deemed appropriate by Founders. It also should be realized that this method of protecting the value of the Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

ILLIQUID SECURITIES

      As discussed in the Prospectus, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in investments that are not readily marketable (10% in the case of the Money Market Fund). A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued. Subject to the foregoing 15% and 10% limitations, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933 (the "1933 Act") and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

      A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.


SECURITIES THAT ARE NOT READILY MARKETABLE


      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by one of the Funds could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

      The Board of Directors of the Funds has delegated to Founders the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the directors, Founders will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security;
(2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). Founders is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Funds' directors monitor the determinations of Founders quarterly.

FIXED-INCOME SECURITIES

      Discovery, Passport, Frontier, Mid-Cap Growth, International Equity, Worldwide Growth, Growth, Growth and Income and Balanced Funds are the "Equity Funds." The Equity Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by

S&P), but none rated lower than B. The Equity Funds also may invest in unrated convertible securities and preferred stocks if Founders believes they are equivalent in quality to the rated securities that the Funds may buy.

      The Equity Funds will invest in bonds, debentures, and corporate obligations - other than convertible securities and preferred stock - only if they are rated investment grade (Baa, BBB or higher) at the time of purchase, although the Balanced Fund may invest up to 5% of its total assets in lower-grade debt securities. Founders will not invest more than 5% of a Fund's total assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade, either at the time of purchase or as a result of a rating reduction after purchase, or in unrated securities believed by Founders to be equivalent in quality to securities rated below investment grade. This 5% limitation does not apply to preferred stocks. Government Securities and Money Market Funds do not invest in such lower-grade securities.

      Investments in lower rated or unrated securities are generally considered to be of high risk. Lower rated debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The Appendix to this Statement of Additional Information provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of a Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

      Interest rate risk relates to the fact that the market values of debt securities in which a Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. The Funds are not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to a Fund's purchase of the securities, unless such a disposition is necessary to reduce a Fund's holdings of such securities to less than 5% of its total assets. In order to decrease the risk in investing in debt securities, in no event will a Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

      Because investment in medium and lower rated securities involves both greater credit risk and interest rate risk, achievement of the Funds' investment objectives may be more dependent on the investment adviser's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Equity Funds may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while Founders attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Funds do not invest in any medium and lower rated securities that present special tax consequences, such as zero coupon bonds or pay-in-kind bonds.

      Founders seeks to reduce the overall risks associated with the Funds' investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.

FOREIGN BANK OBLIGATIONS

      The obligations of foreign branches of U.S. depository institutions purchased by the Funds may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, a Fund will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

      Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

REPURCHASE AGREEMENTS

      A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Funds' Board of Directors. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by the Funds' custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

      Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to each Fund's limitation with respect to illiquid securities. For a further explanation, see "Investment Strategies and Risks - Illiquid Securities."

      None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds except Money Market Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. Money Market Fund may enter into repurchase agreements if, as a result thereof, no more than 10% of the market value of its net assets would be subject to repurchase agreements maturing in more than seven days.

CONVERTIBLE SECURITIES

      All Funds except Government Securities and Money Market Funds may buy securities convertible into common stock if, for example, Founders believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

GOVERNMENT SECURITIES

      U.S.  government  obligations  include  Treasury  bills,  notes and bonds;
Government National Mortgage Association (GNMA) pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System (FFCB), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System (FHLB), the Financing Corporation (FICO), Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae, the Student Loan Marketing Association (SLMA), and the U.S. Small Business Administration (SBA). Some government obligations, such as GNMA pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by FNMA (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Funds also may invest in obligations issued by the International Bank for Reconstruction and Development (IBRD or "World Bank").

      All of the Funds with the exception of the Money Market Fund may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

MORTGAGE-RELATED SECURITIES

      The Government Securities and Balanced Funds may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see "Mortgage Pass-Through Securities"). Other Funds also may invest in such securities for temporary defensive purposes. The Government Securities Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

      MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

      Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, that, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment's average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

      Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

      The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such of those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

      A Fund's investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH SECURITIES

      Commercial paper purchased by Money Market Fund must be rated by any two nationally recognized statistical rating organizations (NRSROs), or by the only NRSRO that has rated the security, in one of the two highest short-term rating categories, or be comparable unrated securities. However, the Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category. For a list of NRSROs and a description of their ratings, see the Appendix to this SAI.

      A Fund may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Funds' Board of Directors. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

WHEN-ISSUED SECURITIES

      The Funds (other than the Money Market Fund) may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, in a segregated account with its custodian until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING

      If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

      Each of the Funds may acquire securities of other investment companies, subject to the limitations of the 1940 Act. As of the date of this Statement of Additional Information, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

      The business and affairs of the Funds are subject to the supervision and general oversight of the Company's Board of Directors. The Directors and officers of the Company, and their principal occupations for the last five years and their affiliations, if any, with Founders, are as follows:

DIRECTORS

JAY A. PRECOURT 1,2
328 Mill Creek Circle
Vail, CO  81657
   Chairman of the Board of the Company
      Retired. Formerly (1988 to 1998), President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, L.L.C., Houston, Texas. Director, Halliburton Company, Dallas, Texas; Director, The Timken Company, Canton, Ohio. Until 1988, President of the Energy Related Group and Director, Hamilton Oil Corporation, Denver, Colorado. Born:
      July 12, 1937.


EUGENE H. VAUGHAN, JR., CFA 1,3

6300 Texas Commerce Tower
Houston, Texas
     Vice Chairman of the Board and Director of the Company  President and Chief
      Executive Officer, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm, Houston, Texas. Founding Chairman and Governor, Association for Investment Management and Research; Past
      Chairman and Trustee,  Institute of  Chartered  Financial  Analysts;  Past

      Chairman and Director, Financial Analysts Federation; Trustee, Vanderbilt University. Born: October 5, 1933.

ALAN S. DANSON 3,4
3005A Booth Falls Road
Vail, Colorado
   Director of the Company
      Director and Senior Vice President, OptiMark Technologies, Inc. (computerized securities trading services), and President, D.H.
      Management, Inc. (general partner of limited partnership with technology company holdings). Between March 1, 1992, and June 30, 1993, Mr. Danson was President and Chief Executive Officer of ACCI Securities, Inc., a wholly-owned subsidiary of Acciones y Valores de Mexico, S.A. de C.V., a Mexican brokerage firm. Mr. Danson was

      Director of International Relations of Acciones y Valores between March 1, 1990, and February 28, 1992. Prior to joining Acciones y Valores, Mr. Danson was President of Integrated Medical Systems, Inc., a privately held company based in Golden, Colorado. Born: June 15, 1939.

JOAN D. MANLEY 2
0031 Wild Irishman Lane
Keystone, Colorado
   Director of the Company
      Retired. Formerly (1960 to 1984), Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. Director, Sara Lee Corporation, Chicago, Illinois. Director, Big Flower Holdings, Inc., New York, New York. Born: September 23, 1932.


ROBERT P. MASTROVITA *3,4

88 Upland Road
Duxbury, Massachusetts
   Director of the Company
      Private  investor;  Chairman of private  foundation.  Formerly  (1982 to
      1997), Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., Boston, Massachusetts, a registered investment adviser. Member, Boston Society of Security Analysts. Overseer and Investment Committee Member, Boston Children's Hospital. Born: November 6, 1944.


TRYGVE E. MYHREN 1,2,4

2280 Detroit Street, Suite 200
Denver, Colorado
   Director of the Company
      President, Myhren Media, Inc., Denver, Colorado, a firm that invests in and advises media, telecommunications, internet and software companies. Director, Advanced Marketing Services, Inc., LaJolla, California; Director, Peapod, Ltd., Evanston, Illinois; Director, J.D. Edwards, Denver, Colorado; and Director, Verio Inc., Englewood, Colorado. Formerly, President of The Providence Journal Company, a diversified media and communications company, Providence, Rhode Island, from 1990 to 1996; Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company, Denver, Colorado, from 1981 to 1988; and Chairman, National Cable Television Association, from 1986 to 1987. Mr. Myhren also serves on the boards of the University of Denver and National Jewish Medical Center, both of which are in Denver, Colorado. Born: January 3, 1937.

GEORGE W. PHILLIPS 2
101 Chestnut Street
Boston, Massachusetts
   Director of the Company
      Retired. Director and Chairman, Strategic Planning Committee, Warren Bancorp, Inc., Peabody, Massachusetts, a state-chartered bank holding company. Formerly (1991 to 1997), Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. Trustee and Chairman of the Finance and Investment Committees, Children's Medical Center of Boston, Boston, Massachusetts. Born:
      April 5, 1938.

* Mr. Mastrovita served as a non-employee director of The Boston Company, Inc. and Boston Safe Deposit and Trust Company until March 15, 1998. During 1998, Mr. Mastrovita received $10,250 for his service in these capacities. In addition, since July 1998, he has received directors' retirement benefits from these companies at a rate of $15,000 per year. Since both of these companies are indirect subsidiaries of Mellon Bank Corporation, Founders' ultimate parent company, it is possible that Mr. Mastrovita might be determined to be an interested director as defined in the 1940 Act. However, the Company does not concede that these prior directorships or Mr. Mastrovita's receipt of directors' retirement benefits would make him an interested director of the Funds.
1  Member of Executive Committee
2  Member of Audit Committee
3  Member of Portfolio Transactions Committee
4  Member of Valuation Committee

COMMITTEES

      The committees of the Board are the Executive Committee, Audit Committee, Portfolio Transactions Committee and Valuation Committee. The Company also has a Committee on Directors, composed of all of the non-interested ("independent") directors and chaired by Mr. Precourt, which serves as a nominating committee. For at least so long as the plans of distribution pursuant to Rule 12b-1 under the 1940 Act of certain of the Company's Funds remain in effect, the selection and nomination of the Company's independent directors will be a matter left to the discretion of such independent directors. Except for certain powers that, under applicable law, may only be exercised by the full Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business of the Company.

      The Audit Committee meets periodically with the Company's independent accountants and the executive officers of Founders. This Committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the Company's independent accountants and other matters. The Portfolio Transactions Committee monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades, and the Funds' Code of Ethics. The

Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the Board.

DIRECTOR COMPENSATION

      The following table sets forth, for the fiscal year ended December 31, 1998, the compensation paid by the Company to its directors for services rendered in their capacities as directors of the Company. The Company has no plan or other arrangement pursuant to which any of the Company's directors receive pension or retirement benefits. Therefore, none of the Company's directors has estimated annual benefits to be paid by the Company upon retirement.

                               Compensation Table
                                                         Total compensation
                                                       from Company (11 Funds
    Name of Person, Position1                         total) paid to directors 1
    ----------------------------------------------------------------------------
    Jay A. Precourt, Chairman and Director                       $ 47,500
    Eugene H. Vaughan, Jr., Vice Chairman and Director           $ 31,250
    William H. Baughn, Director 2                                $ 37,750
    Bjorn K. Borgen, Director 3                                  $ 26,000
    Alan S. Danson, Director                                     $ 34,500
    Robert P. Mastrovita, Director 4                             $ 25,000
    Trygve E. Myhren, Director                                   $ 35,000
    George W. Phillips, Director 4                               $ 27,500
    ----------------------------------------------------------------------------
    TOTAL5                                                       $264,500

1 The Chairman of the Board, the Chairmen of the Company's Audit and Portfolio Transactions Committees, and the members of the Audit and Portfolio
   Transactions Committees each received compensation for serving in such capacities in addition to the compensation paid to all directors.
2 Mr. Baughn retired as a director of the Company effective December 31, 1998. 3 Mr. Borgen began receiving compensation for his service as a director of the
   Company in April 1998. His term as director expired March 2, 1999.
4 Messrs. Mastrovita and Phillips were elected to the Board of Directors in May 1998.
5 Joan D. Manley was elected to the Board of Directors in mid-December 1998, and began receiving director's compensation in 1999.

OFFICERS

      The officers of the Company and their principal occupations for the last five years appear below. All of the Company's officers are affiliated with its principal underwriter,

Premier Mutual Fund Services, Inc. ("Premier"), or Premier's affiliate, Funds Distributor, Inc. ("FDI"). None of these individuals is affiliated with Founders.

MARIE E. CONNOLLY
60 State Street
Boston, Massachusetts  02109
      President and Treasurer
         President  (since January 1992);  Chief Executive  Officer (since April
         1995); Treasurer (July 1993 to April 1994); Chief Operating Officer (April 1994 to April 1995); Chief Compliance Officer (April 1994 to September 1998); and Director (since June 1992) of FDI; President, Chief Operating Officer and Director of Premier (since April 1994); Chief Executive Officer of Premier (since July 1995); Chief Compliance Officer of Premier (June 1995 to September 1998). Born:
         August 1, 1957.

MARGARET W. CHAMBERS
60 State Street
Boston, Massachusetts  02109
      Vice President and Secretary
         Senior Vice President, General Counsel, Secretary and Clerk of FDI (since April 1998); Senior Vice President, General Counsel and Secretary of Premier (since April 1998); Chief Compliance Officer of FDI and Premier (since September 1998). Formerly, Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. (August 1996 to March 1998) and associate with the law firm of Ropes & Gray (January 1986 to July 1996). Born: October 12, 1959.

DOUGLAS C. CONROY
60 State Street
Boston, Massachusetts  02109
      Vice President and Assistant Secretary
         Vice President and Client Services Manager of FDI (since June 1998); Supervisor of Treasury Services and Administration of FDI (January 1995 to June 1998). Formerly (April 1993 to January 1995), Senior Fund Accountant for Investors Bank & Trust Company. Born: March 31, 1969.

CHRISTOPHER J. KELLEY
60 State Street
Boston, Massachusetts  02109
      Vice President and Assistant Secretary
         Vice President and Senior Associate General Counsel of FDI (since August 1996). Formerly, Assistant Counsel at Forum Financial Group (April 1994 to July 1996) and employed by Putnam Investments in legal and compliance capacities (October 1992 to March 1994).
         Born:  December 24, 1964.

KATHLEEN K. MORRISEY
60 State Street
Boston, Massachusetts  02109
      Vice President and Assistant Secretary
         Assistant Vice President of FDI (since November 1998); Manager of Treasury Operations of FDI (since December 1995). Formerly (July 1994 to November 1995), Fund Accountant II for Investors Bank & Trust Company. Born: July 5, 1972.

MARY A. NELSON
60 State Street
Boston, Massachusetts  02109
      Vice President and Assistant Treasurer
         Vice President and Manager of Treasury Services and Administration of FDI and Premier (since March 1996); Assistant Treasurer of FDI (August 1994 to March 1996). Formerly (September 1989 to July 1994), Assistant Vice President and Client Manager for The Boston Company. Born: April 22, 1964.

MICHAEL S. PETRUCELLI
200 Park Avenue
New York, New York  10166
      Vice President,  Assistant  Treasurer and Assistant  Secretary Senior Vice
         President and Director of Strategic Client Initiatives for FDI (since December 1996); Senior Vice President of Premier (since June 1998). Formerly (December 1989 to November 1996), employed by GE Investment Services in various financial, business development and compliance positions. Born: May 18, 1961.

STEPHANIE D. PIERCE
200 Park Avenue
New York, NY  10166
      Vice President, Assistant Treasurer and Assistant Secretary Vice President
         (since June 1998) and Client Development Manager (since April 1998) of FDI. Formerly, Relationship Manager on the Business and Professional Banking team at Citibank, NA (April 1997 to March 1998); Assistant Vice President for Hudson Valley Bank (August 1995 to April 1997); and Second Vice President for Chase Manhattan Bank (September 1990 to August 1995). Born: August 18, 1968.

GEORGE A. RIO
60 State Street
Boston, MA  02109
      Vice President and Assistant Treasurer
         Executive Vice President and Client Service Director of FDI and Premier

         (since April 1998). Formerly, Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds (June 1995 to March 1998), Director of Business Development for First Data Corporation (May 1994 to June
         1995), and Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company (September 1983 to May
         1994). Born: January 2, 1955.

JOSEPH F. TOWER, III
60 State Street
Boston, Massachusetts  02109
      Vice President and Assistant Treasurer
         Senior Vice President (since November 1994), Treasurer and Chief Financial Officer (since April 1994) and Director (since January 1997) of FDI; Vice President of FDI (November 1993 to November 1994); Senior Vice President (since June 1995), Treasurer and Chief Financial Officer (since April 1994) and Director (since January 1997) of Premier; Vice President of Premier (April 1994 to June 1995). Formerly (July 1988 to August 1994), employed by The Boston Company, Inc. in various management positions in the Corporate Finance and Treasury areas. Born:
         June 13, 1962.

ELBA VASQUEZ
200 Park Avenue
New York, New York  10166
      Vice President and Assistant Secretary
         Assistant Vice President (since June 1997) and Sales Associate (since May 1996) of FDI. Formerly (March 1990 to May 1996), employed in various mutual fund sales and marketing positions by U.S. Trust Company of New York. Born: December 14, 1961.

      As of January 29, 1999, the Company's directors and officers as a group owned less than 1% of the outstanding shares of each Fund, with the exception of the International Equity and Money Market Funds, in which the ownership interests of the group totaled 1.3% and 6.1%, respectively.

--------------------------------------------------------------------------------
         INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

      Founders serves as investment adviser to the Funds. Founders is a 90%-owned subsidiary of Mellon Bank, N. A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation ("MBC"), a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank

Holding Company Act of 1956, as amended. Mellon and MBC are located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258. MBC provides a comprehensive range of financial products and services in domestic and selected international markets. MBC's banking subsidiaries are located in Pennsylvania, Massachusetts, Delaware, Maryland, New Jersey, and Florida, while other subsidiaries are located in key business centers throughout the United States and abroad. MBC currently ranks among the nation's largest bank holding companies based on market capitalization.


      MBC's principal wholly-owned subsidiaries are Mellon, The Boston Company, Inc., Mellon Bank (DE) National Association, Mellon Bank (MD) National Association, and a number of companies known as Mellon Financial Services Corporation. MBC also owns a federal savings bank headquartered in Pennsylvania, Mellon Bank, F.S.B. The Dreyfus Corporation ("Dreyfus"), one of the nation's largest mutual fund companies, is a wholly-owned subsidiary of Mellon. MBC's banking subsidiaries engage in retail financial services, commercial banking, trust and investment management services, residential real estate loan financing, mortgage servicing, equipment leasing, mutual fund activities and various securities-related activities. Through its subsidiaries, MBC managed more than $389 billion in assets as of December 31, 1998. As of that date various subsidiaries of MBC provided non-investment services, such as custodial or administration services, for approximately $1.9 trillion in assets.


      Under the investment advisory agreement between the Company, on behalf of each Fund, and Founders, Founders furnishes investment management and administrative services to the Funds, subject to the overall supervision of the Board of Directors of the Company. In addition, Founders provides office space and facilities for the Funds and pays the salaries, fees and expenses of all Founders officers and other employees connected with the operation of the
Company. In addition, Founders pays the fees charged by the Company's distributor, Premier Mutual Fund Services, Inc. The Funds compensate Founders for its services by the payment of fees computed daily and paid monthly as follows:

                         Mid-Cap Growth and Growth Funds
                         -------------------------------

On Assets in                       But Not
  Excess of                       Exceeding                        Annual Fee
--------------                  ------------                       ----------
$            0                  $ 30,000,000                            1.00%
    30,000,000                   300,000,000                            0.75%
   300,000,000                   500,000,000                            0.70%
   500,000,000                          ----                            0.65%

                      Growth and Income and Balanced Funds
                      ------------------------------------

On Assets in                       But Not
  Excess of                       Exceeding                        Annual Fee
--------------                  ------------                       ----------
$            0                  $250,000,000                            0.65%
   250,000,000                   500,000,000                            0.60%
   500,000,000                   750,000,000                            0.55%
   750,000,000                          ----                            0.50%


                               Money Market Fund
                               -----------------

On Assets in                       But Not
  Excess of                       Exceeding                        Annual Fee
--------------                  ------------                       ----------
$            0                  $250,000,000                            0.50%
   250,000,000                   500,000,000                            0.45%
   500,000,000                   750,000,000                            0.40%
   750,000,000                          ----                            0.35%


                           Government Securities Fund
                           --------------------------

On Assets in                       But Not
  Excess of                       Exceeding                        Annual Fee
--------------                  ------------                       ----------
$            0                  $250,000,000                            0.65%
   250,000,000                          ----                            0.50%


                         Discovery, Passport, Frontier,
                International Equity, and Worldwide Growth Funds
                ------------------------------------------------

On Assets in                       But Not
  Excess of                       Exceeding                        Annual Fee
--------------                  ------------                       ----------
$            0                  $250,000,000                            1.00%
   250,000,000                   500,000,000                            0.80%
   500,000,000                          ----                            0.70%


      The net assets of the Funds at the end of fiscal year 1998 were as follows: Balanced Fund - $1,244,221,142; Discovery Fund - $241,123,717; Frontier Fund - $167,422,894; Government Securities Fund - $15,220,129; Growth Fund - $2,360,179,531; Growth and Income Fund - $542,306,718; International Equity Fund
-  $18,937,507;  Mid-Cap  Growth  Fund  -  $252,854,647;  Money  Market  Fund  -

$91,414,543;   Passport  Fund  -  $124,572,151;  and  Worldwide  Growth  Fund  -
$272,053,390.

      The Funds pay all of their expenses not assumed by Founders, including fees and expenses of all members of the Board of Directors, of advisory boards or of committees of the Board of Directors; compensation of the Company's custodian, transfer agent and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); cost of stock certificates; fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses (including typesetting) and printing and distribution thereof to existing shareholders; expenses of local representation in Maryland; and expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Company also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its officers and directors with respect thereto.

      As described in the Prospectus, certain expenses of the International Equity and Government Securities Fund are being reimbursed or waived voluntarily by Founders pursuant to a commitment to the Funds.

      During the fiscal years ended in 1998, 1997, and 1996 the gross investment advisory fees paid by the Funds were as follows:

       Fund                           1998          1997         1996
       ------------------------------------------------------------------
       Balanced                    $6,446,156    $4,489,769   $1,538,236
       Discovery                   $2,169,358    $2,426,658   $2,405,895
       Frontier                    $1,846,914    $2,546,507   $3,298,000
       Government Securities          $91,928       $90,247     $116,875
       Growth                     $14,121,732   $10,050,831   $5,728,768
       Growth and Income           $3,423,449    $3,383,816   $2,891,784
       International Equity          $190,413      $142,381      $68,791
       Mid-Cap Growth              $2,241,440    $2,576,530   $2,839,655
       Money Market                  $568,719      $610,538     $757,666
       Passport                    $1,317,075    $1,808,142   $1,343,963
       Worldwide Growth            $2,935,009    $3,177,452   $3,022,945

      The advisory agreement between Founders and the Company on behalf of each of the Funds was approved by the shareholders of each Fund at a shareholders' meeting of the Company held on February 17, 1998. The advisory agreement was approved for an initial term ending May 31, 1999, and may be continued from year to year thereafter either by the vote of a majority of the entire Board of Directors or by the vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by the vote of a majority of the Company's directors who are not "interested persons" (as defined in the 1940
Act) (the "Independent Directors") of the Company or Founders, cast in person at a meeting called for the purpose of voting on such approval.

      With respect to each Fund, the advisory agreement may be terminated without penalty at any time by the Board of Directors of the Company or by vote of a majority of the outstanding securities of the Fund on 60 days' written notice to Founders or by Founders on 60 days' written notice to the Company. The agreement will terminate automatically if it is assigned, as that term is defined in the 1940 Act. The agreement provides that each Fund may use the word "Founders" in its name and business only as long as the agreement remains in effect. Finally, the agreement provides that Founders shall not be subject to any liability in connection with matters to which the agreement relates in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. The officers of Founders include Christopher M. Condron, Chairman, Richard W. Sabo, President and Chief Executive Officer; Robert T. Ammann, Vice President; Thomas M. Arrington, Vice President; Angelo Barr, Vice President and National Sales Manager; Scott A. Chapman, Vice President; Kenneth R. Christoffersen, Vice President, General Counsel and
Secretary; Gregory P. Contillo, Senior Vice President and Chief Marketing Officer; Francis P. Gaffney, Vice President; Roberto

Galindo, Jr., Vice President; Laurine Garrity, Vice President; Michael W. Gerding, Senior Vice President; Brian F. Kelly, Vice President; Paul A. LaRocco, Vice President; Douglas A. Loeffler, Vice President; David L. Ray, Senior Vice President and Treasurer; and Linda M. Ripley, Vice President.

DISTRIBUTOR

      The Company's shares are sold on a continuous basis at the net asset value per share next calculated after receipt of a purchase order in proper order. See "Pricing of Shares." Effective April 1, 1998, Premier Mutual Fund Services Inc. ("Premier") became the Funds' distributor. Premier is located at 60 State Street, Boston, Massachusetts 02109. Prior to April 1, 1998, Founders Asset Management, Inc., Founders' predecessor corporation ("Old Founders"), acted as the Funds' distributor at no charge to the Funds. Premier acts as agent of the Company in the sale of shares of the Funds under an underwriting agreement approved by the Company's directors on November 18, 1997 for an initial term ending May 31, 1999. Premier is required to use its best efforts to promote the sale of shares of the Funds, but is not obligated to sell any specific number of shares. Premier's compensation for services rendered pursuant to the underwriting agreement is paid by Founders, not the Funds. The provisions for the continuation, termination and assignment of this agreement are identical to those described above with regard to the investment advisory agreement, except that termination other than upon assignment or mutual agreement requires six months notice by either party. As discussed above under "Directors and Officers," all of the Funds' officers are affiliated with Premier or with affiliates of Premier.

DISTRIBUTION PLANS

      Pursuant to Distribution Plans adopted by Balanced Fund, Discovery Fund, Frontier Fund, Government Securities Fund, Growth Fund, Growth and Income Fund, International Equity Fund, Mid-Cap Growth Fund, Passport Fund, and Worldwide
Growth Fund, (the "12b-1 Funds"), the 12b-1 Funds pay for distribution and related services at an annual rate that may be less than, but that may not exceed, 0.25% of each Fund's average daily net assets. These fees may be used to pay directly, or to reimburse Premier for paying, expenses in connection with distribution of the 12b-1 Funds' shares and related activities including: preparation, printing and mailing of prospectuses, reports to shareholders (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, brokers, financial planners, or others for their assistance with respect to the distribution of the Funds' shares, including compensation for such services to personnel of Founders or of affiliates of Founders; providing payments to any financial intermediary for shareholder support, administrative, and accounting services with respect to the shareholders of the Fund; and such other expenses as may be approved from time to time by the Funds' Board of Directors and as may be permitted by applicable statute, rule or regulation.

      Payments made by a particular 12b-1 Fund under its Plan may not be used to finance the distribution of shares of any other Fund. In the event that an expenditure may benefit more than one Fund, it is allocated among the applicable Funds on an equitable basis.

      Plan payments may be made only to reimburse expenses incurred during a rolling twelve-month period, subject to the annual limitation of 0.25% of average daily net assets. Any reimbursable expenses incurred by Premier in excess of this limitation are not reimbursable and will be borne by Founders. As of December 31, 1998, Founders had incurred the following distribution-related expenses on behalf of the 12b-1 Funds, which have not been reimbursed pursuant to the Plans:

                                                           % of Average
      Fund                              Amount              Net Assets
      ---------------------------------------------------------------------
      Balanced                          $562,015              0.05%
      Discovery                         $198,166              0.09%
      Frontier                          $368,582              0.20%
      Government Securities                   $0              0.00%
      Growth                          $3,453,651              0.16%
      Growth and Income               $1,080,851              0.19%
      International Equity               $53,658              0.28%
      Mid-Cap Growth                    $513,553              0.18%
      Passport                          $289,740              0.22%
      Worldwide Growth                  $190,979              0.06%
      --------------------------------------------------
      TOTAL                           $6,711,195


      In addition, Founders may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide shareholder services, recordkeeping, and/or other administrative services to the Funds.

      A report of the amounts expended pursuant to the Distribution Plans, and the purposes for which such expenditures occurred, must be made to the Board of Directors at least quarterly. During the fiscal year ended December 31, 1998, Premier expended the following amounts in marketing the shares of the 12b-1
Funds: advertising, $3,949,893; printing and mailing of prospectuses to persons other than current shareholders, $3,030,197; payment of compensation to third parties for distribution and shareholder support services, $7,635,679; and public relations and trade shows, $632,822.*

      Each Fund's plan was last approved on May 29, 1998, at a meeting called for such purpose by a unanimous vote of the directors of the Company, including all of the directors who are neither "interested persons" of the Company nor have any financial interest in the operation of the plan ("12b-1 Directors").

      Each Fund's plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the Board of Directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. Each plan can be terminated at any time with respect to any Fund, without penalty, if a majority of the 12b-1 Directors or shareholders of such Fund vote to terminate the plan. So long as any Fund's plan is in effect, the selection

--------
* These amounts include amounts paid by Old Founders which acted as the Funds' distributor during the first quarter of 1998.

and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. Each Fund's plan may not be amended to increase materially the amount of any Fund's payments thereunder without approval of the shareholders of that Fund, and all material amendments to the plan must be approved by the Board of Directors of the Company, including a majority of the 12b-1 Directors.

      The benefits that the 12b-1 Funds believe are reasonably likely to flow to the Funds and their shareholders under the plans include, but are not limited to: (1) enhanced marketing efforts which, if successful, may result in an increase in net assets through the sale of additional shares, thereby providing greater resources to pursue the 12b-1 Funds' investment objectives; (2) increased name recognition for the 12b-1 Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the 12b-1 Funds, which assists in portfolio management; (4) the positive effect which increased 12b-1 Fund assets could have on Founders' revenues could allow Founders to have greater resources to make the financial commitments necessary to continue to improve the quality and level of shareholder services, and acquire and retain talented employees who desire to be associated with a growing organization; and (5) increased Fund assets may result in reducing each shareholder's share of certain expenses through economies of scale, such as by exceeding breakpoints in the advisory fee schedules and allocating fixed expenses over a larger asset base.

SHAREHOLDER SERVICING

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT

      Founders performs administrative, accounting, and recordkeeping services for the Funds pursuant to a Fund Accounting and Administrative Services Agreement that was initially approved on November 18, 1997 by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or of Founders at a meeting called for such purpose for an initial term ending May 31, 1998. The Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting for the purpose of voting on such continuance. The agreement was last renewed by the directors on May 29, 1998. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice, or by Founders upon ninety (90) days' written notice, and terminates automatically in the event of its assignment unless the Company's Board of Directors approves such assignment.

      Pursuant to the Agreement, Founders maintains the portfolios, general ledgers, and financial statements of the Funds; accumulates data from the Funds' shareholder servicing and transfer agent, custodian, and manager and calculates daily the net asset value of the Funds; monitors the data and transactions of the custodian, transfer agent, shareholder servicing agent, and manager of the Funds; monitors compliance with tax and federal securities rules and regulations; provides reports and analyses of portfolio, transfer agent, shareholder servicing agent, and custodial operations, performance and costs; and reports on regulatory and other shareholder matters. The Funds pay a fee for this service which is computed at an annual rate of 0.06 percent of the daily net assets of the Funds from $0 to $500 million and at an annual rate of 0.02 percent of the daily net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. During the fiscal years ended December 31, 1998, 1997 and 1996, the Company paid Fund accounting and administrative services fees of $1,213,611, $1,056,132, and $823,632, respectively.

SHAREHOLDER SERVICES AGREEMENT

      Pursuant to a Shareholder Services Agreement, Founders performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account, and other shareholder-related and transfer agent services for the Funds. The Agreement was approved on November 18, 1997 by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or Founders at a meeting called for such purpose, for an initial term ending May 31, 1998. The Agreement may be continued from year to year thereafter as long as such continuance is specifically approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The agreement was last renewed by the directors on May 29, 1998. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice to Founders or by Founders upon one hundred eighty (180) days' written notice to the Company, and terminates automatically in the event of an assignment unless the Company's Board of Directors approves such assignment. The Funds pay to Founders a prorated monthly fee for such services equal on an annual basis to $26 for each shareholder account of the Funds considered to be an open account at any time during the applicable month (the "shareholder servicing fee"). The fee provides for the payment not only of services rendered and facilities furnished by Founders pursuant to the Agreement, but also for services rendered and facilities furnished by Investors Fiduciary Trust Company ("IFTC") and DST Systems, Inc. ("DST") in performing transfer agent services and in providing hardware and software system capabilities on behalf of the Funds. In addition to the per account fee, Founders, IFTC, and DST are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services. During the fiscal years ended December 31, 1998, 1997 and 1996, the Company paid shareholder servicing fees of $3,147,345, $3,353,527, and $3,374,390, respectively.

TRANSFER AGENCY AGREEMENT

      The Company has entered into a Transfer Agent Agreement with IFTC, pursuant to which IFTC provides certain transfer agent services to the Funds which are not provided to the Funds by Founders. DST provides hardware and software system capabilities to IFTC and to Founders, to assist IFTC and Founders in providing transfer agency and related shareholder services to the Funds. The Transfer Agent Agreement between the Company and IFTC was initially approved on November 12, 1993, and will continue until terminated at any time without penalty by either party upon six months' written notice. The Agreement may not be assigned by either party without the prior written consent of the other. Under the Agreement, the Funds pay to IFTC and its affiliates various transfer agency transaction fees and expenses that, in 1998, were in the amount of $11.99 per shareholder account. The fees to IFTC are paid on behalf of the Funds by Founders from the shareholder servicing fee of $26 per account per annum received by Founders for providing shareholder services to the Funds. See "Shareholder Services Agreement," above.

CUSTODIAN

      Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri, is custodian of the portfolio securities and cash of the Funds. IFTC has entered into a subcustodian agreement with State Street Bank and Trust Company, through which each Fund participates in the State Street global custody network. The foreign subcustodians have been selected based on the following: the financial strength of the foreign subcustodian, its general reputation and standing in the country in which it is located, its ability to provide efficiently the custodial services required, the relative cost for these services, the level of safeguards for maintaining the Fund's assets and whether or not the foreign subcustodian has branch offices in the United States.

      IFTC also serves as the Funds' dividend disbursing agent and redemption agent.


--------------------------------------------------------------------------------
                              BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

      It is the policy of the Company, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

      Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. Founders will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products. While it is not practicable for the Company to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over the counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of Founders, better prices and execution are available elsewhere.

      Subject to the policy of seeking best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide research services and products to Founders. The phrase "research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and obtaining products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist Founders in furtherance of its investment advisory responsibilities to the Company. Such services and products permit Founders to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. Founders may receive a benefit from these research services and products that is not passed on to a Fund in the form of a direct monetary benefit. If Founders determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Founders will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that Founders determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. The non-research part must be paid for in hard dollars from Founders. Any such allocation may create a conflict of interest for Founders.

      Neither the research services nor the amount of brokerage given to a particular broker-dealer are made pursuant to any agreement or commitment with any of the selected broker-dealers that would bind Founders to compensate the selected broker-dealer for research provided. However, Founders maintains an internal allocation procedure to identify those broker-dealers that have provided it with research and endeavors to direct sufficient commissions to them to ensure continued receipt of research Founders believes is useful.

      Research services and products may be useful to Founders in providing investment advice to any of the Funds or clients it advises. Likewise, information made available to Founders from brokers effecting securities transactions for such other Funds and clients may be utilized on behalf of another Fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

      As described in greater detail below, a significant proportion of the total commissions paid by the Funds for portfolio transactions during the year ended December 31, 1998 was paid to brokers that provided research services to Founders, and it is expected that, in the future, a majority of each Fund's brokerage business will be placed with firms that provide such services.

      Subject to the policy of seeking the best execution of orders at the most favorable prices, sales of shares of the Funds may also be considered as a
factor  in  the  selection  of  brokerage   firms  to  execute  Fund   portfolio
transactions.

      A Fund and one or more of the other Funds or clients to which Founders serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.


      The staff of the Securities and Exchange Commission has been conducting an investigation concerning possible violations of the federal securities laws in connection with brokerage transactions old Founders (Founders' predecessor) effected for certain private account clients during the period 1992 through mid-1995. No determination has been made as to whether any violations have occurred. Founders is currently engaged in discussions with the staff concerning the staff's recommendations to the Commission. Founders believes that this matter is not likely to have a material adverse effect on the Funds or on the ability of Founders to perform services for the Funds.


      Premier has been authorized by the directors of the 12b-1 Funds to apply dollars generated from each Fund's Rule 12b-1 distribution plan to pay to brokers and to other entities a fee for distribution, recordkeeping, accounting, and shareholder-related services provided to investors purchasing shares of a 12b-1 Fund through various sales and/or shareholder servicing programs. These fees are computed based on the average daily account balances of investments in each 12b-1 Fund made by the entity on behalf of its customers. The directors of the 12b-1 Funds have further authorized Founders to place a portion of the Funds' brokerage transactions with certain of these entities which are broker-dealers if Founders reasonably believes that the entity is able to provide the best execution of orders at the most favorable prices. Commissions earned by the entity from executing portfolio transactions on behalf of a specific 12b-1 Fund may be credited against the fee charged to that Fund, on a basis that has resulted from negotiations between Founders and the entity. Any 12b-1 fees that are not expended as a result of the application of any such credit will not be used either to pay or to reimburse Premier for other distribution expenses. These directed brokerage arrangements have no adverse effect either on the level of brokerage commissions paid by the Funds or on any Fund's expenses.

      In addition, registered broker-dealers, third-party administrators of tax-qualified retirement plans, and other entities that establish omnibus investor accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts. These services reduce or eliminate the need for identical services to be provided on behalf of the participants by Founders, the Funds' shareholder servicing agent, and/or by IFTC, the Funds' transfer agent. In such instances, Founders is authorized to pay the entity a sub-transfer agency or recordkeeping fee based on the number of participants in the entity's omnibus account, from the shareholder servicing fees applicable to each participant's account that are paid to Founders by the Funds. If commissions are earned by a registered broker-dealer from executing portfolio transactions on behalf of a specific Fund, the commissions may be credited by the broker-dealer against the sub-transfer agency or recordkeeping fee payable with respect to that Fund, on a basis that will have been negotiated between the broker-dealer and Founders. In such instances, Founders will apply any such credits to the shareholder servicing fee that it receives from the applicable Fund. Thus, the Fund will pay a shareholder servicing fee to Founders, and Founders will pay a sub-transfer agency or recordkeeping fee to the broker-dealer only to the extent that the fee is not off-set by brokerage credits. In the event that the shareholder servicing fee paid by a Fund to Founders with respect to participants in omnibus accounts in that Fund exceeds the sub-transfer agent or recordkeeping fee applicable to that Fund, Founders may carry forward the excess and apply it to future sub-transfer agent or recordkeeping fees applicable to that Fund that are charged by the broker-dealer. Such a carry-forward may not go beyond a calendar year.

      Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by Founders, subject to the general supervision of the Board of Directors of the Company.

      For the fiscal years ended 1998, 1997 and 1996, respectively, total brokerage commissions paid by the Funds amounted to the following:

        Fund                        1998         1997         1996
        ---------------------------------------------------------------
        Balanced                  $3,728,558   $2,721,066     $943,355
        Discovery                   $289,154     $232,098     $444,760
        Frontier                    $328,968     $387,555     $540,893
        Growth                    $5,620,455   $4,504,003   $2,090,847
        Growth and Income         $2,843,698   $2,577,069   $2,186,810
        International Equity        $114,163     $115,405      $48,594
        Mid-Cap Growth              $856,067   $1,018,305   $1,669,994
        Passport                    $220,558     $603,752     $648,019
        Worldwide Growth            $927,388   $1,147,649   $1,031,931

      The differences in the amounts of brokerage commissions paid by the Funds during 1998 as compared to prior years are primarily attributable to changes in the size of the Funds and differences in portfolio turnover rates.

      During the fiscal year ended December 31, 1998, brokers providing research services received the following commissions on the following amounts of portfolio transactions in which the provision of research was a factor in the selection of the broker to execute the transaction:

                                                        Aggregate Amount of
      Fund                       Commissions Paid     Portfolio Transactions
      ------------------------------------------------------------------------
      Balanced                       $1,190,221              $966,378,761
      Discovery                         $59,889               $21,176,625
      Frontier                          $49,002               $21,496,139
      Growth                         $1,559,563            $1,312,835,483
      Growth and Income                $894,968              $702,260,914
      International Equity              $86,644               $35,688,288
      Mid-Cap Growth                   $333,360              $169,218,824
      Passport                         $194,587               $65,536,145
      Worldwide Growth                 $697,309              $317,852,745

      During the last three years no officer, director or affiliated person of the Company or Founders executed any portfolio transactions for a Fund, or received any commission arising out of such portfolio transactions.

      At December 31, 1998, certain of the funds held securities of their regular brokers or dealers as follows:

      Fund                      Broker                           Value
      --------------------------------------------------------------------------
      Discovery         Prudential Funding Corp.           $10,991,292
      Passport          Prudential Funding Corp.            $3,697,657
      Money Market      Prudential Funding Corp.            $4,192,160


--------------------------------------------------------------------------------
                                  CAPITAL STOCK
--------------------------------------------------------------------------------

      The Company has 3,000,000,000 shares of capital stock authorized, with a par value per share of $0.01. Of these shares, 500,000,000 shares have been allocated to Balanced Fund, 100,000,000 to Discovery Fund, 100,000,000 to Frontier Fund, 20,000,000 to Government Securities Fund, 400,000,000 to Growth Fund, 400,000,000 to Growth and Income Fund, 100,000,000 to International Equity Fund, 180,000,000 to Mid-Cap Growth Fund, 1,000,000,000 to Money Market Fund, 100,000,000 to Passport Fund, and 100,000,000 to Worldwide Growth Fund, The Board of Directors is authorized to create additional series or classes of shares, each with its own investment objectives and policies.

      As of January 29, 1999, no person owned of record or, to the knowledge of the Company, beneficially, more than 5% of the capital stock of any Fund then outstanding except:

                                        Fund                   Amount owned
                                        ---------------------------------------
   Charles Schwab & Co., Inc.,          Balanced                   17.10%
   101 Montgomery Street                Discovery                  27.95%
   San Francisco, CA  94104             Frontier                   25.47%
   (record owner)                       Government Securities       8.77%
                                        Growth                     16.31%
                                        Growth and Income           9.13%
                                        International Equity       23.03%
                                        Passport                   47.87%
                                        Mid-Cap Growth             20.34%
                                        Worldwide Growth           31.61%

   National Financial Services Corp.    Growth                      5.33%
   P.O. Box 3908                        International Equity        5.65%
   Church Street Station                Passport                   13.19%
   New York, NY  10008                  Worldwide Growth            9.44%

   (record owner)

   Donaldson, Lufkin & Jenrette         Discovery                   5.01%
   Securities Corp.                     Worldwide Growth            6.21%
   P.O. Box 2052
   Jersey City, NJ  07303

   (record owner)

   Salomon Smith Barney Inc.            Discovery                  10.50%
   388 Greenwich Street
   New York, NY  10013

   (record owner)

   Mercantile Safe Deposit & Trust Co.  Worldwide Growth            8.36%
   Two Hopkins Plaza PAV2
   Baltimore, MD  21201

   (record and beneficial owner)

   The Variable Annuity Life Insurance  Growth                     18.19%
   Company (VALIC)
   2929 Allen Parkway L7-01
   Houston, TX  77019

   (record and beneficial owner)

   American Express Trust Company       Balanced                   16.06%
   733 Marquette Avenue
   Minneapolis, MN  55402

   (record owner)

   State of Michigan Plan 2             Balanced                    6.56%
   State Street Bank & Trust Company
   200 Newport Avenue
   Quincy, MA  02170

   (record and beneficial owner)

   Fidelity Investments Institutional   Balanced                    6.38%
   Operations Company                   Growth                      5.91%
   100 Magellan Way
   Covington, KY  41015

   (record owner)

   Eugene H. Vaughan, Jr.               Money Market                5.92%
   6300 Texas Commerce Tower
   Houston, TX  77002

   (record and beneficial owner)

   Cigna Retirement & Investment Serv.  Balanced                   17.74%
   One Commercial Plaza                 Growth                      9.70%
   280 Trumbull Street
   Hartford, CT  06103

   (record and beneficial owner)

      Shares of each Fund are fully paid and nonassessable when issued. All shares participate equally in dividends and other distributions by each Fund, and in the residual assets of a Fund in the event of its liquidation. Shares of each Fund are redeemable as described herein under "Purchases and Redemptions" and under "Investing in the Founders Funds" in the Prospectus. Fractional shares have the same rights proportionately as full shares. The Company does not issue share certificates. Shares of the Company have no conversion, subscription or preemptive rights.

      Each full share of the Company has one vote and fractional shares have proportionate fractional votes. Shares of the Funds are generally voted in the aggregate except where separate voting by each Fund is required by law. The Funds are not required to hold regular annual meetings of shareholders and do not intend to do so; however, the Board of Directors will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law or the Funds' Articles of Incorporation. Each Fund will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

--------------------------------------------------------------------------------
                                PRICING OF SHARES
--------------------------------------------------------------------------------

      The Company calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is not open for trading on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      FOREIGN SECURITIES. Since regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the Exchange, closing prices for foreign securities usually are available for purposes of computing each Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's Board of Directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If events occur that are known to Founders to have materially affected the value of foreign securities that are not reflected in the value obtained through regular procedures, the securities may be valued at fair market value as determined in good faith by the Board of Directors. All foreign currencies are converted into U.S. dollars by utilizing exchange rate closing quotations obtained from the London Stock Exchange.

      BALANCED, DISCOVERY, FRONTIER, GOVERNMENT SECURITIES, GROWTH AND INCOME INTERNATIONAL EQUITY, MID-CAP GROWTH, PASSPORT, AND WORLDWIDE GROWTH FUNDS. The net asset value per share of each Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of that Fund. Securities traded on national securities exchanges and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded (except as described in the preceding paragraph). Securities traded in the over-the counter market (including those traded on the NASDAQ National Market System and the NASDAQ Small Cap Market), and listed securities for which no sales were reported on a particular date, are valued at their last current bid prices or, in the case of foreign securities, on the basis of the average of at least two market maker quotes and/or the PORTAL system. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Company's Board of Directors or pursuant to procedures approved by the Board of Directors. The above procedures may include the use of valuations furnished by pricing services, including services that employ a matrix to determine valuations for normal institutional-size trading units of debt securities. The Company's Board of Directors periodically reviews and approves the pricing services used to value the

Funds' securities. Commercial paper with remaining maturities of sixty days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances.

      MONEY MARKET FUND. The Board of Directors has adopted a policy that requires that the Fund use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share using the amortized cost method. The amortized cost method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to the Fund's shareholders in the daily dividend, the value of the Fund's assets, and thus its net asset value per share, generally will remain constant. No assurances can be provided that the Fund will be able to maintain a stable $1.00 per share net asset value. This method may result in periods during which the value of the Fund's securities, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a similar fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a similar fund utilizing market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

      In connection with its use of the amortized cost method, Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only portfolio securities having remaining maturities of 397 calendar days or less, and invest only in securities, whether rated or unrated, determined by the Board of Directors to be of high quality with minimal credit risks. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's net asset value per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors at such intervals as it may deem appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or may otherwise be unfair to existing shareholders. In the event the Board of Directors determines that such a deviation exists, the Board will take such corrective action as it deems necessary and appropriate, which action might include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

      OPTIONS.

      When a Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

      When the Funds purchase a put or call option on a stock index, the premium paid is included in the asset section of the Fund's Statement of Assets and Liabilities and subsequently adjusted to the current market value of the option. Thus, if the current market value of the option exceeds the premium paid, the excess is unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess is unrealized depreciation.

--------------------------------------------------------------------------------
                            PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

TRANSACTIONS THROUGH THIRD PARTIES

      The Company has authorized a number of brokers and other financial services companies to accept orders for the purchase and redemption of Fund shares. Certain of such companies are authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf. In certain of these arrangements, the Company will be deemed to have received a purchase or redemption order when an authorized company or, if applicable, its authorized designee, accepts the order. In such cases, the customer's order will be priced at the net asset value of the applicable Fund next determined after the order is accepted by the company or its authorized designee.

REDEMPTIONS

      Proceeds of redemptions normally will be forwarded within three business days after receipt by the Company's transfer agent of the request for redemption in good order, although the Company may delay payment of redemption proceeds under certain circumstances for up to seven calendar days after receipt of the redemption request. (We consider redemptions to be received in good order upon receipt of the required documents as described in the Prospectus under "Investing in the Founders Funds.") In addition, net asset value determination for purposes of redemption may be suspended or the date of payment postponed during periods when (1) trading on the New York Stock Exchange is restricted, as determined by the SEC, or the Exchange is closed (except for holidays or weekends), (2) the SEC permits such suspension and so orders, or (3) an emergency exists as defined by the SEC so that disposal of securities or determination of net asset value is not reasonably practicable. In such a case, a shareholder seeking to redeem shares may withdraw his request or leave it standing for execution at the per share net asset value next computed after the suspension has been terminated.

      A redemption charge is authorized by the Company's Articles of Incorporation, but the Company currently has no intent to impose this charge. Shareholders will be notified in the event of the imposition of any such charge.

      Shares of the Funds normally will be redeemed in cash, although Founders retains the right to redeem shares of all Funds except the Money Market Fund in kind by delivery of readily marketable securities selected from a Fund's assets at its discretion under unusual circumstances, such as a period with an unusually large number of redemption requests, in order to protect the interests of the remaining shareholders. However, the Company has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Company is obligated during any 90-day period to redeem shares for any one shareholder solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of that period. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The investor will incur brokerage costs in converting these securities into cash. Fund shares have not been redeemed in kind during the past ten years.

PURCHASES OF FUND SHARES BY FOUNDERS EMPLOYEES

      Founders' employees and their household family members may open Fund accounts with a minimum initial investment of $250. The minimum additional investment by such persons is $25.

--------------------------------------------------------------------------------
                        DIVIDENDS, DISTRIBUTION AND TAXES
--------------------------------------------------------------------------------

      Each of the Funds intends to qualify annually as a regulated investment company. Generally, regulated investment companies are relieved of federal income tax on the net investment income and net capital gains that they earn and distribute to their shareholders. Unless an account is not subject to income taxes, shareholders must include all dividends and capital gains distributions in taxable income for federal, state and local income tax purposes.

      Distributions paid from a Fund's investment company taxable income (which includes, among other items, dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) are taxable as ordinary income whether received in cash or additional shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable as long-term capital gain, regardless of the length of time the shareholder has held his Fund shares at the time of the distribution, whether received in cash or additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of that Fund on the reinvestment date.

      Any loss realized by a shareholder upon the disposition of shares held for six months or less from the date of his or her purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      A portion of a Fund's dividends may qualify for the corporate dividends-received deduction; however, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends-received deduction.

      All dividends and distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of Fund shares should be reduced below a shareholder's cost as a result of a distribution of such realized capital gains, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of each Fund's shares reflects accrued net investment income and undistributed realized capital gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. Distributions generally are taxable in the year in which they are received, regardless of whether received in cash or reinvested in additional shares. However, dividends declared in October, November, or December of a calendar year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year will be taxable as though received by shareholders on December 31 of the calendar year in which the dividends were declared.

      While the Funds intend to make distributions at the times set forth in the Prospectus, those times may be changed at each Fund's discretion. The Funds intend to distribute substantially all investment company taxable income and net realized capital gains. Through such distributions, and by meeting certain other requirements, each Fund intends to continue to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). In each year in which a Fund so qualifies, it will not be subject to federal income tax upon the amounts so distributed to investors. The Code contains a number of complex tests to determine whether a Fund will so qualify, and a Fund might not meet those tests in a particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Qualification as a regulated investment company does not involve supervision by any governmental authority either of the Company's management or of the Funds' investment policies and practices.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to continue to make distributions in accordance with this requirement. However, the Company's Board of Directors and Founders could determine in a particular year that it would be in the best interests of shareholders for a Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      Certain options and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, with some exceptions, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market," with the result that unrealized gains or losses are treated as though they were realized.

      Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

      The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

      Requirements   related  to  the  Funds'  status  as  regulated  investment companies may limit the extent to which any particular Fund will be able to engage in transactions in options and forward contracts.

      The Funds intend to accrue dividend income for Federal income tax purposes in accordance with Code rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Fund as income.

      Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the position and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make any ordinary income dividend distributions. Such distributions made before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

      A Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions and gross proceeds from the disposition of Fund shares payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that a shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

      Certain Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

      Money Market Fund will declare a dividend of its investment company taxable income on a daily basis, and shareholders of record begin receiving dividends no later than the next day following the day when the purchase is effected. The dividend declared at 4:00 p.m. Eastern time will be deducted immediately before the net asset value calculation is made. Shareholders will receive dividends in additional shares, unless they elect to receive cash by notifying the Transfer Agent in writing. Dividends will be reinvested monthly on the last business day of each month at the per share net asset value on that date. If cash payment is requested, checks will be mailed as soon as possible after the end of the month. If a shareholder redeems his entire account, all dividends declared to the effective date of redemption will be paid at that time. Shareholders will receive quarterly statements of account activity, including information on dividends paid or reinvested. Shareholders also will receive confirmations after each transaction, except as stated in the Prospectus. Tax information will be provided annually.

      Money Market Fund's net income consists of all interest income accrued (including accrued discount earned and premium amortized), plus or minus all short-term realized gains and losses on portfolio assets, less accrued expenses. The amount of the daily dividend will fluctuate. To the extent necessary to attempt to maintain a net asset value of $1.00 per share, the Board of Directors may consider the advisability of temporarily reducing or suspending payment of daily dividends.

      Founders may provide the Funds' shareholders with information concerning the average cost basis of their shares to assist them in preparing their tax returns. This information is intended as a convenience to the Funds' shareholders and will not be reported to the IRS. The IRS permits the use of several methods in determining the cost basis of mutual fund shares. Cost basis information provided by Founders will be computed using the single-category average cost method, although neither Founders nor the Company recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a Fund's shareholder has reported gains or losses from investments in the Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.

      The treatment of any ordinary dividends and capital gains distributions to shareholders from a Fund under the various state and local income tax laws may not parallel that under federal law. In addition, distributions from a Fund may be subject to additional state, local, and foreign taxes, depending upon each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

--------------------------------------------------------------------------------
                        YIELD AND PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


      The Company may, from time to time, include the yield or total return of the Funds in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Government Securities and Balanced Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


      YIELD = 2[(1 + a-b)6 - 1]
                       cd
where       a = dividends and interest earned during the period,

            b = expenses accrued for the period (net of  reimbursements),

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d = the  maximum  offering  price  per  share on the last day of the period.

      The yields of the Balanced and Government Securities Funds for the 30 days ended December 31, 1998 were 2.27% and 4.55%, respectively.


      For the seven day period ended December 31, 1998, the Money Market Fund's yield was 4.45% and effective yield was 4.54%. The Money Market Fund's yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven day calendar period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return, calculated as described above, raising that sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:

      EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^365/7] -1


      Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

      For the 1, 5, and 10 year periods ended December 31, 1998 the average annual total returns of the Funds were:
                                                              10 year or
      Fund                         1 year         5 year     Life of Fund
      --------------------------------------------------------------------
      Balanced                      13.96%         14.96%       14.26%
      Discovery                     14.19%         13.42%      17.91%*
      Frontier                       5.43%         11.26%       15.75%
      Government Securities          9.76%          4.49%        6.90%
      Growth                        25.04%         21.02%       20.30%
      Growth and Income             17.78%         17.81%       16.31%
      International Equity          17.01%      17.23%***          n/a
      Mid-Cap Growth                -1.73%          9.54%       15.00%
      Money Market                   4.67%          4.47%        4.77%
      Passport                      12.50%          8.89%      9.77%**
      Worldwide Growth               9.63%         10.26%      13.36%*

      *     From inception on 12/31/89 to 12/31/98.
      **    From inception on 11/16/93 to 12/31/98.
      ***   From inception on 12/29/95 to 12/31/98.

      Performance information for a Fund may be compared in reports and promotional literature to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by independent research firms that rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons, that rank mutual funds on overall performance or other criteria, such as Lipper Analytical Services, MONEY, MORNINGSTAR, KIPLINGER'S PERSONAL FINANCE, CDA WEISENBERGER, FINANCIAL WORLD, WALL STREET JOURNAL, U.S. NEWS, BARRON'S, USA TODAY, BUSINESS WEEK, INVESTOR'S BUSINESS DAILY, FORTUNE, MUTUAL FUNDS MAGAZINE and FORBES; and (iii) the Consumer Price Index (a measure for inflation), to assess the real rate of return from an investment in the Funds. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      Other unmanaged indices that may be used by the Funds in providing comparison data of performance and shareholder service include Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, Financial Times Stock Exchange, New York Stock Exchange, the Nikkei Stock Average, and the Deutscher Aktienindex.

      Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

      In conjunction with performance reports, comparative data between the Funds' performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

      Rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources of Fund performance information and articles about the Funds include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week

      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Fabian Investor Resource
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Individual Investor
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis Louis Rukeyser's Mutual Funds
      Money
      Morningstar
      Mutual Fund Forecaster
      Mutual Funds Magazine
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Weisenberger Investment Companies Service
      Working Woman
      Worth

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

CODE OF ETHICS

      The Company and Founders have adopted a strict code of ethics that limits directors, officers, investment personnel and other Founders employees in investing in securities for their own accounts. The code of ethics complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute. With certain exceptions, the code of ethics requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions. The code of ethics provides an exemption from the pre-approval requirement for "de minimis" transactions. In order to qualify as a de minimis transaction, the purchase or sale must meet two tests: (1) the security must be issued by a company with a market capitalization of at least $1 billion and an average daily trading volume of at least 100,000 shares; and (2) the transaction must involve no more than 100 shares or $5,000, whichever is greater. In addition, the employee cannot rely on this exemption for a particular security if the employee is involved in buying or selling the same security for a Fund or other client of Founders. An employee must complete and submit a notification form prior to effecting a de minimis transaction. The Company and Founders carefully monitor compliance with the code of ethics by their respective personnel.

      Violations or apparent violations of the code of ethics by an officer, director or employee of the Company are reported to the president of the Company or to the Company's legal counsel, and thereafter to the Company's Board of Directors. The Company's Board of Directors determines whether a violation of the code of ethics has occurred and, if so, the sanctions, if any, deemed appropriate.

      Violations or apparent violations of the code of ethics by an officer, director or employee of Founders who is not also an officer, director or employee of the Company are reported to the president of Founders, Founders' Legal Department or to Founders' legal counsel. Founders' president, in conjunction with the Legal Department, shall determine whether a violation has occurred and, if so, will impose such sanctions, if any, as he or she may deem appropriate. These determinations are reviewed by the Company's Board of Directors.

      Sanctions may include verbal or written warnings, a letter of censure, suspension, termination of employment, disgorgement of profits from improper transactions, or other sanctions. The code of ethics requires maintenance of the highest standards of integrity and conduct. In engaging in personal business activities, personnel of the Company and of Founders must act in the best interests of the

Company and its shareholders. The Company's shareholders may obtain a copy of the code of ethics without charge by calling Founders at 1-800-525-2440.

INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP, 950 17th Street, Denver, Colorado, acts as independent accountants for the Company. The independent accountants are responsible for auditing the financial statements of each Fund and meeting with the Audit Committee of the Board of Directors.

REGISTRATION STATEMENT

      A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

                                    APPENDIX

RATINGS OF CORPORATE BONDS

      An NRSRO is a nationally recognized statistical rating organization. The Division of Market Regulation of the Securities and Exchange Commission currently recognizes six NRSROs: Duff & Phelps, Inc. ("D&P"), Fitch Investors Services, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Thompson Bankwatch, Inc. ("TBW"), and IBCA Limited and its affiliate, IBCA Inc. ("IBCA").

      Guidelines for Moody's and S&P ratings are described below. For D&P, ratings correspond exactly to S&P's format from AAA through B-. For Fitch, ratings correspond exactly to S&P's format from AAA through CCC-. For both TBW and IBCA, ratings correspond exactly to S&P's format in all ratings categories. Because the Funds cannot purchase securities rated below B, ratings from D&P, Fitch, TBW, and IBCA can be compared directly to the S&P ratings scale to determine the suitability of a particular investment for a given Fund. For corporate bonds, a security must be rated in the appropriate category by one or more of these six agencies to be considered a suitable investment.

      The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

      Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

      A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B --  Bonds  that  are  rated  B  generally  lack  characteristics  of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S. The characteristics of these debt obligations rated by S&P are generally as follows:

      AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.


RATINGS OF COMMERCIAL PAPER

      The SEC recognizes the same six nationally recognized statistical rating organizations (NRSROs) for commercial paper that it does for corporate bonds:
D&P, Fitch, Moody's, S&P, TBW, and IBCA. The ratings that would constitute the highest short-term rating category are Duff 1 (D&P), F-1 (Fitch), P-1 (Moody's), A-1 or A-1+ (S&P), TBW-1 (TBW), and A1 (IBCA).

      Description of Moody's commercial paper ratings. Among the factors considered by Moody's in assigning commercial paper ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

      Description of S&P's commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

      A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

      A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

      A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

      A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


RATINGS OF PREFERRED STOCK

MOODY'S. The characteristics of these securities rated by Moody's are generally as follows:

      "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

      "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S. The characteristics of these securities rated by S&P are generally as follows:

      AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

      BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.